                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PANAMSAT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                                 LOGO PANAMSAT


                                                                 April 17, 1998

To our Stockholders:

  On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of PanAmSat Corporation, to be held at 9:30 a.m., local time, on Monday, May 4, 1998, at The St. Regis Hotel, located at 2 East 55th Street, New York, New York. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

  To have your vote recorded, you should sign, date and return your proxy card in the enclosed envelope as soon as possible, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish.

  On behalf of the Board of Directors, I thank you for your cooperation and look forward to seeing you on May 4.

                                          Very truly yours,

                                          /s/ Frederick A. Landman
                                          Frederick A. Landman
                                          President and Chief Executive
                                           Officer

                        -------------------------------

                             PANAMSAT CORPORATION
                              ONE PICKWICK PLAZA
                         GREENWICH, CONNECTICUT 06830

                        -------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 4, 1998

                        -------------------------------

To the Stockholders of
PanAmSat Corporation:

  Notice is hereby given that the annual meeting of stockholders of PanAmSat Corporation (the "Company") will be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York, at 9:30 a.m., local time, on Monday, May 4, 1998, for the following purposes:

  1. ELECTION OF DIRECTORS. To elect a total of 9 persons to the Board of Directors to serve as Directors until the next annual meeting of stockholders and until their successors are elected and have qualified.

  2. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

  3. APPROVAL OF LONG-TERM STOCK INCENTIVE PLAN. To approve the adoption of the PanAmSat Corporation Long-Term Stock Incentive Plan established in 1997.

  4. APPROVAL OF ANNUAL INCENTIVE PLAN. To approve the adoption of the PanAmSat Corporation Annual Incentive Plan.

  5. APPROVAL OF RESTORATION AND DEFERRED COMPENSATION PLAN. To approve the adoption of the PanAmSat Corporation Restoration and Deferred Compensation Plan.

  6. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on March 16, 1998, will be entitled to notice of the annual meeting and to vote at the annual meeting and at any adjournments thereof.

                                          By Order of the Board of Directors

                                          James W. Cuminale
                                          Secretary

Dated: April 17, 1998

WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                             PANAMSAT CORPORATION
                              ONE PICKWICK PLAZA
                         GREENWICH, CONNECTICUT 06830
                                (203) 622-6664

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 1998

                               ----------------

                                    GENERAL

  This proxy statement is furnished to stockholders of PanAmSat Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Monday, May 4, 1998, at The St. Regis Hotel, located at 2 East 55th Street, New York, New York, and any adjournments thereof (the "Annual Meeting" or the "Meeting").

  Common stockholders of record as of the close of business on March 16, 1998 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 149,148,365 shares of Common Stock, par value $0.01 per share (the "Common Stock"), each entitled to one vote on all matters to be voted on at the Meeting. This proxy statement, the accompanying proxy card and the Company's annual report to stockholders for the fiscal year ended December 31, 1997 are intended to be mailed on or about April 17, 1998 to each stockholder entitled to vote at the Meeting.

                   INFORMATION CONCERNING VOTING OF PROXIES

VOTING AND RECORD DATE

  If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated as a director, FOR the ratification of the Board's selection of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent accountants for the fiscal year ending December 31, 1998, and FOR the approval of each of the PanAmSat Corporation Long-Term Stock Incentive Plan established in 1997 (the "Long-Term Stock Incentive Plan"), the PanAmSat Corporation Annual Incentive Plan (the "Annual Incentive Plan"), and the PanAmSat Corporation Restoration and Deferred Compensation Plan (the "Restoration and Deferred Compensation Plan").

  Assuming a quorum is present, the affirmative vote by the holders of shares of Common Stock having a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. In addition, the affirmative vote of the holders of shares of Common Stock having at least a majority of the votes present in person or represented by proxy and entitled to vote at the Meeting will be required for the ratification of the Board's selection of Deloitte & Touche as the Company's independent accountants, and the approval of the Long-Term Stock Incentive Plan, the Annual Incentive Plan and the Restoration and Deferred Compensation Plan. Abstentions from votes in respect of proposals other than the election of directors will have the same effect as votes against such proposals. Votes withheld from a nominee for director will have no effect in the case of the election of directors. With respect to proposals for which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), such broker non-votes will have no effect on such proposals. Abstentions and broker non-votes will, however, be counted in the determination of a quorum.

REVOCATION OF PROXIES

  A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors currently consists of ten directors. Messrs. Higgins and Westerman are not standing for re-election. Pursuant to a stockholder agreement among Hughes Communications, Inc. ("HCI"), Satellite Company, L.L.C. ("S Company") and the former holders of the Class A Common Stock of PanAmSat International Systems, Inc. (then operating under its previous name, PanAmSat Corporation) ("PanAmSat International") prior to the Merger (as defined below) (the "Class A Holders"), each of HCI, S Company and the Class A Holders have agreed to take all necessary action, including voting their shares, in order to cause the Board of Directors of the Company to consist of ten members. For so long as the Class A Holders and S Company each own at least 4% of the shares of the Company, they are each entitled to designate one director to the Board of Directors. HCI is entitled to designate the members of the Board of Directors not so designated and has agreed that one of its designees shall be Mr. Landman for so long as he is the Chief Executive Officer of the Company. Of the current directors and nominee listed below, Ms. Austin and Messrs. Smith, Dorfman, Hightower, Hoak, Landman, Noski and Wright are the HCI designees. Mr. Costello is the Class A Holders designee. As of the date hereof, S Company has not yet indicated whether it will designate a director and it is not anticipated that it will do so prior to the Annual Meeting. Accordingly, one directorship will be left vacant at such time, pending any S Company designation, although HCI may cause this directorship to be filled at any time in the absence of an S Company designation. Should S Company make a designation the above parties have agreed to place such designee on the Board of Directors pursuant to the above-mentioned stockholder agreement.

  Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. Eight of the following nominees are current directors of the Company whose terms end at the Annual Meeting. Information concerning nominees for director is set forth below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS:

                             DIRECTORS AND NOMINEE

  All of the current members of the Board of Directors were elected in May 1997 in connection with the merger (the "Merger") of PanAmSat International and the Galaxy Satellite Services division ("Galaxy") of HCI, a wholly-owned subsidiary of Hughes Electronics Corporation ("Hughes Electronics"). The following table sets forth information as to a nominee for and continuing members of the Board of Directors:

NAME                                                                         AGE
----                                                                         ---
Michael T. Smith, Chairman of the Board.....................................  54
Roxanne S. Austin...........................................................  37
Patrick J. Costello.........................................................  41
Steven D. Dorfman...........................................................  62
Dennis F. Hightower.........................................................  56
James M. Hoak...............................................................  54
Frederick A. Landman........................................................  50
Charles H. Noski............................................................  45
Joseph R. Wright, Jr........................................................  59

  MICHAEL T. SMITH is Chairman of the Company. In addition, he is Chairman of the Board and Chief Executive Officer of Hughes Electronics (a satellite communications company and a parent corporation and affiliate of the Company), which positions he has held since October 1997. Mr. Smith was Chairman of Hughes Aircraft Company ("HAC") from 1992 to October 1997. Mr. Smith is Chairman of the Aerospace Industries Association (an industry trade organization) and is a member of the board of directors of the Los Angeles World Affairs Council (an industry trade organization). He is also a member of the board of directors of Alliant Techsystems Inc. and American Mobile Satellite Corporation.

  ROXANNE S. AUSTIN is a nominee for director of the Company. She is presently Senior Vice President and Chief Financial Officer of Hughes Electronics, which positions she has held since August 1997. She was Senior Vice President, Treasurer and Controller of Hughes Electronics from December 1996 to July 1997 and was Vice President, Treasurer and Controller of Hughes Electronics from July 1996 to December 1996. Ms. Austin was Vice President and Controller of Hughes Electronics from July 1993 to July 1996 and was a partner at Deloitte & Touche prior thereto.

  PATRICK J. COSTELLO is presently a director of the Company. In addition, he is the Chief Financial Officer of Northway Management Company, LLC (a private investment company), which position he has held since May 1997. Mr. Costello was the Chief Financial Officer of PanAmSat International from May 1992 to May 1997 and was elected a director of PanAmSat International in October 1996. Mr. Costello continued as a transactional consultant of the Company following the Merger and assisted in the transition following the Merger from May 1997 to November 1997 during which time he performed such services as requested by the Chief Executive Officer of the Company.

  STEVEN D. DORFMAN is presently a director of the Company. In addition, he is Vice Chairman of Hughes Electronics and a member of that company's board of directors and executive committee, which positions he has held since October 1997. Mr. Dorfman was Chairman of the Hughes Telecommunications and Space Company ("HTS") from April 1993 to December 1997. Mr. Dorfman was President and Chief Executive Officer of Hughes Space and Communications Company ("HSC") from 1991 to 1993. Hughes Electronics and HCI are parent corporations and affiliates of the Company; HTS and HSC are affiliates of the Company. Mr. Dorfman is a member of the National Academy of Engineering and has served on many government advisory boards, most recently the Presidential Advisory Committee on High Performance Computing and Communications. He is also a member of the board of directors of Raytheon Company and American Mobile Satellite Corporation. Mr. Dorfman is also a trustee of the Boys and Girls Club of America.

  DENNIS F. HIGHTOWER is presently a director of the Company. In addition, he is a Professor of Management at the Harvard University Graduate School of Business Administration, which position he has held since July

1996. He was a senior executive with The Walt Disney Company (a diversified worldwide entertainment company) from June 1987 to June 1996. He was named President of Walt Disney Television & Telecommunications (a diversified worldwide entertainment company) in March 1995. Mr. Hightower was President of Disney Consumer Products, Europe, Middle East and Africa (a publishing, character merchandise and children's music company) from June 1987 to February 1995. He is a member of the board of directors of Northwest Airlines Corporation, Phillips-Van Heusen Corporation, The Price Waterhouse Chairman's Advisory Council, The TJX Companies, Inc. and the Howard University Board of Trustees.

  JAMES M. HOAK is presently a director of the Company. In addition, he is Chairman and a Principal of Hoak Capital Corporation (a private equity investment company), which position he has held since September 1991, and Chairman of HBW Holdings, Inc. (an investment bank), which position he has held since July 1996. He served as Chairman of Heritage Media Corporation (a broadcasting and marketing services firm) from its inception in August 1987 to its sale in August 1997. Mr. Hoak was Chief Executive Officer of Crown Media, Inc. (a cable television company) from February 1991 to January 1995. Mr. Hoak is a member of the board of directors of Dynamex Inc., MidAmerican Energy Company, Pier 1 Imports, Inc. and Texas Industries, Inc.

  FREDERICK A. LANDMAN is presently a director of the Company. In addition, he is President and Chief Executive Officer of the Company. He was President and Chief Executive Officer of PanAmSat International from September 1995 to May 1997 and was a director of PanAmSat International from October 1994 to May 1997. Mr. Landman has been associated with the Company, PanAmSat International or its predecessors since the inception of the PanAmSat business in 1984.

  CHARLES H. NOSKI is presently a director of the Company. In addition, he is President of Hughes Electronics and a member of that company's board of directors and executive committee, which positions he has held since October 1997. Mr. Noski was Executive Vice President and Chief Financial Officer of United Technologies Corporation (a manufacturer of aircraft engines and engine parts, elevators and escalators, heating and air conditioning systems and automotive systems) from August 1997 to October 1997. He was Vice Chairman and Chief Financial Officer of Hughes Electronics from September 1996 to October 1997. Mr. Noski was Senior Vice President and Chief Financial Officer of Hughes Electronics from August 1992 to October 1996. Mr. Noski is a director of Raytheon Company and the Private Sector Council and is on the board of directors of the California State University, Northridge Foundation.

  JOSEPH R. WRIGHT, JR. is presently a director of the Company. In addition, he is the Chairman and a director of GRC International, Inc. (a research and technical support provider to government and private entities), which position he has held since 1997, Vice Chairman of The Jefferson Group, Inc. (a consulting and public relations firm), which position he has held since 1996, Chairman, Chief Executive Officer and a director of AmTec, Inc. (a U.S. company which develops and finances telecommunications projects in the People's Republic of China), which positions he has held since 1995, and Co-Chairman and a director of Baker & Taylor Holdings, Inc. (an international book and video distribution company), which positions he had held since 1995. Mr. Wright was Vice Chairman, Executive Vice President and a director of W.R. Grace & Company (a packaging and specialty chemicals company) from 1989 to 1994. He was Director of the Federal Office of Management and Budget during the Reagan Administration from 1988 to 1989 and Deputy Director from 1982 to 1988. Mr. Wright serves on the board of directors of Travelers Group and on the Board of Trustees for Hampton University.

                        FURTHER INFORMATION CONCERNING
                     THE BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and four standing committees: the Independent Directors Committee, the Audit Committee, the Compensation Committee and the Finance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

COMMITTEES OF THE BOARD--BOARD MEETINGS

  The Board of Directors of the Company held five meetings in 1997. Each director attended 75% or more of the aggregate of (i) all meetings of the Board held during the period for which he served as a director, and (ii) meetings of all committees of the Board of which the director was a member, during the period for which he served during the Company's last fiscal year.

  Independent Directors Committee. The Independent Directors Committee is composed of Mr. Costello, Mr. Hightower, Mr. Hoak and Mr. Wright, none of whom is an existing or retired employee of the Company or any of its "affiliates" (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Its functions are to (a) review and recommend any tender offers by Hughes Electronics or its subsidiaries to acquire in excess of 81% in the aggregate of outstanding equity interests of the Company until May 16, 2002, (b) review and recommend any material transaction between Hughes Electronics or its subsidiaries and the Company, and (c) review an annual report from the President and the Office of the President of the Company that describes all transactions and agreements entered into between the Company and Hughes Electronics or its subsidiaries during the preceding year and details all other relationships between the companies, and to determine whether such arrangements were commercially reasonable. The Independent Directors Committee met twice in 1997 and acted once by unanimous written consent.

  Audit Committee. The Audit Committee is composed of Mr. Higgins, Mr. Hightower, Mr. Hoak and Mr. Noski, none of whom is an officer or employee of the Company. It has the powers and responsibilities designated to it by the Board from time to time. Its functions are to (a) make recommendations annually concerning the appointment of a firm of independent accountants to audit the Company's financial statements, (b) review the arrangements for and scope of the audit by such independent accountants, and (c) consider the adequacy of the Company's internal accounting controls system and review any proposed corrective actions. The Audit Committee met three times in 1997.

  Compensation Committee. The Compensation Committee is composed of Mr. Smith, Mr. Wright and Mr. Westerman, each of whom satisfies the "outside director" requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Its functions are to (a) review, recommend and approve compensation levels, bonus amounts, stock option grants and benefit plans, (b) request and review reports from the Company's management on the scope, competence, performance and motivation of management employees, (c) develop, review, recommend and approve bonus, stock option and similar incentive plans or programs and retirement and welfare plans or programs, (d) administer and interpret bonus, stock option and similar incentive plans, and (e) develop, review and recommend changes to major benefit programs. The Compensation Committee met four times in 1997.

  Finance Committee. The Finance Committee is composed of Mr. Noski, Mr. Landman and Mr. Wright. Its functions are to review and act on any debt financing transactions including loans, commercial paper programs, debt offerings or other transactions involving the creation of indebtedness. The Finance Committee did not meet in 1997; however it took action by written consent once in 1997.

  Immediately following the Annual Meeting, the Board of Directors intends to have Ms. Austin become a member of the Audit Committee, replacing Mr. Higgins; Mr. Noski become a member of the Compensation Committee, replacing Mr. Westerman; and Mr. Hoak become a member of the Finance Committee, replacing Mr. Wright.

DIRECTOR COMPENSATION

  Each non-employee director receives an annual fee of $16,000, payable quarterly, for services as a director plus $1,500 for attendance at each meeting of the full Board and $1,000 for attendance at each meeting of a Committee of the Board. Non-employee directors are eligible to participate in the Long-Term Stock Incentive Plan and commencing in the fourth quarter of 1997, all fees payable after December 5, 1997 were paid in restricted stock of the Company, rounded-up to the next whole share. In addition, the Company reimburses the directors for travel expenses incurred in connection with their duties as directors of the Company. Patrick J. Costello did not receive a director's fee during the time that he was serving as a transitional consultant to the Company. Pursuant to current Hughes Electronics policies, directors who are also employees of Hughes Electronics do not receive compensation for their services as directors of the Company (but such directors' travel expenses are reimbursed by the Company).

                       EXECUTIVE OFFICERS OF THE COMPANY

  Set forth below is certain information concerning each of the current executive officers of the Company. Further information concerning Mr. Landman is presented under the caption "Election of Directors," above.

NAME                    AGE POSITION
----                    --- --------
Frederick A. Landman..   50 President, Chief Executive Officer and Director
Lourdes Saralegui.....   36 Executive Vice President
Carl A. Brown.........   49 Executive Vice President
Kenneth N. Heintz.....   51 Executive Vice President and Chief Financial Officer
James W. Cuminale.....   45 Senior Vice President, General Counsel and Secretary
Robert A. Bednarek....   40 Senior Vice President and Chief Technology Officer

  FREDERICK A. LANDMAN has been the President and Chief Executive Officer and a director of the Company since May 1997. Mr. Landman has been the President and Chief Executive Officer of PanAmSat International, a subsidiary of the Company, since September 1995. Prior thereto, Mr. Landman served as President and Chief Operating Officer of various predecessor companies to PanAmSat International. Mr. Landman has been associated with the Company, PanAmSat International or its predecessors since the inception of the PanAmSat business in 1984. Prior to 1984, Mr. Landman was Executive Vice President of Galavision, Inc., the pay cable television service of Spanish International Network, Inc. (now known as Univision) ("Spanish International Network"). As Executive Vice President of Spanish International Network, Mr. Landman supervised the successful transition from terrestrial to satellite delivery of Spanish International Network's television programming. Spanish International Network was the first U.S. commercial network to utilize satellite distribution for all of its programming.

  LOURDES SARALEGUI has been an Executive Vice President of the Company since May 1997. She has been an Executive Vice President of PanAmSat International since October 1994. Prior to becoming an Executive Vice President of the Company, Ms. Saralegui served as Assistant to the Chairman, Director of Development Broadcast Transponder Sales and Fixed International Broadcast Services, and Vice President. Ms. Saralegui has been associated with the Company, PanAmSat International or its predecessors since the inception of the PanAmSat business in 1984.

  CARL A. BROWN has been an Executive Vice President of the Company since May 1997. He was Senior Vice President of HCI, an affiliate of the Company, from May 1989 until May 1997. From March 1991 to May 1994, Mr. Brown served as Vice President of HCI.

  KENNETH N. HEINTZ has been Executive Vice President and Chief Financial Officer of the Company since May 1997. He also has retained his title as a Corporate Vice President of Hughes Electronics, which position he has held since September 1994. Mr. Heintz was formerly a partner in the international accounting firm of Deloitte & Touche, where he was employed from 1967 until joining Hughes Electronics in September 1994. While at Deloitte & Touche, Mr. Heintz provided services to Hughes Electronics at various times during the period from 1974 to 1994.

  JAMES W. CUMINALE has been Senior Vice President, General Counsel and Secretary of the Company since May 1997. He has been Senior Vice President and General Counsel of PanAmSat International since January 1996 and was General Counsel of PanAmSat International from March 1995 to December 1995. From 1983 to 1995, Mr. Cuminale was a partner in the law firm of Ivey, Barnum & O'Mara. As a partner at Ivey, Barnum & O'Mara, Mr. Cuminale provided legal services to PanAmSat International from 1991 to 1995.

  ROBERT A. BEDNAREK has been Senior Vice President and Chief Technology Officer of the Company since May 1997. He was Senior Vice President, Engineering and Operations of PanAmSat International from January 1996 through May 1997. From 1990, the year in which he joined PanAmSat International, to 1995, Mr. Bednarek was a Vice President of PanAmSat International.

  Executive officers and other officers are elected or appointed by, and serve at the pleasure of, the Board of Directors. The Company has entered into an employment agreement with Mr. Landman and severance agreements with Ms. Saralegui, Mr. Bednarek and Mr. Cuminale. See "Executive Compensation-- Employment Contracts and Termination of Employment and Change-In-Control Arrangements" below.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

  The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of February 13, 1998 by (i) each person who or entity that, insofar as the Company has been able to ascertain, beneficially owned as of such date more than 5% of the Company's Common Stock,
(ii) each of the directors of the Company and nominee for director, (iii) the Company's Chief Executive Officer and the five other most highly compensated executive officers of the Company for the fiscal year ended December 31, 1997 (the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group (15 persons).

                                            AMOUNT AND NATURE OF
                                           BENEFICIAL OWNERSHIP OF  PERCENT OF
       NAME OF BENEFICIAL OWNER (1)        SHARES OF COMMON STOCK  COMMON STOCK
       ----------------------------        ----------------------- ------------
General Motors Corporation(2).............       106,622,807          71.49%
Mary Anselmo(3)(4)(5).....................        13,667,003           9.16%
Article VII Trust Created Under the Rene
 Anselmo Revocable Trust Dated June 10,
 1994(3)(4)(5)............................        12,829,296           8.60%
Grupo Televisa, S.A.(6)...................        11,239,594           7.54%
Michael T. Smith..........................               300              *
Charles H. Noski(7).......................               500              *
Frederick A. Landman(3)(4)(8).............         2,476,683           1.66%
Patrick J. Costello(9)....................             1,277              *
Roxanne S. Austin.........................                 0              *
Steven D. Dorfman.........................             2,000              *
John J. Higgins...........................             1,600              *
Ted G. Westerman..........................             2,000              *
Dennis F. Hightower.......................             1,175              *
James M. Hoak.............................             1,202              *
Joseph R. Wright, Jr......................             1,202              *
Lourdes Saralegui(3)(4)(10)...............           187,225              *
Carl A. Brown.............................               190              *
Kenneth N. Heintz.........................                 0              *
James W. Cuminale.........................             2,281              *
Robert A. Bednarek........................             1,652              *
All executive officers and directors as a
 group (15 persons)(4)....................         2,679,097           1.80%

--------
 * Less than 1%
 (1) For purposes of this table, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the beneficial owners of shares of Common Stock listed above have sole investment and voting power with respect to such shares, subject to community property laws where applicable. In addition, for purposes of this table, a person or group is deemed to have "beneficial ownership" of any shares which such person has the right to acquire by April 14, 1998. For purposes of calculating the percentage of outstanding shares held by each person listed above, any shares which such person has the right to acquire by April 14, 1998 are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.
 (2) The address of such entity is 3044 West Grand Boulevard, Detroit, Michigan 48202-3091. All of such shares are owned of record by HCI, a wholly-owned subsidiary of Hughes Electronics, which entity is a wholly-owned subsidiary of General Motors Corporation ("GM").
 (3) The address of such entity or person is c/o PanAmSat Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830.

 (4) Mary Anselmo, Reverge Anselmo, Frederick A. Landman and Lourdes Saralegui are joint trustees under the Article VII Trust, which was created by Rene Anselmo (the founder and former Chairman of the Board and Chief Executive Officer of PanAmSat International), and succeeded to all of the stock owned by Rene Anselmo on the date of his death. A majority of the joint trustees have power to vote all of the Common Stock held by the Article VII Trust and Mrs. Anselmo, as joint trustee, has the sole power to require or prohibit the sale of such shares. Each joint trustee, in his or her capacity as such, may be deemed to be the beneficial owner of all the shares of Common Stock that are held by the Article VII Trust, but each joint trustee other than Mrs. Anselmo disclaims beneficial ownership of such shares.
 (5) Includes 12,829,296 shares owned by the Article VII Trust for which Mrs. Anselmo is a joint trustee, has sole power to require or prohibit the sale of, is the principal beneficiary of and for which Mrs. Anselmo claims beneficial ownership.
 (6) The address of such entity is Ave. Vasco de Quiroga #2000, Colonia Santa Fe, Mexico City, Mexico 01210. All such shares are owned of record by S Company, which entity is a 100% direct and indirect subsidiary of Grupo Televisa, S.A.
 (7) The shares shown as owned by Mr. Noski are held by the Noski Family Living Trust for which Mr. Noski is a trustee.
 (8) The shares shown as owned by Mr. Landman do not include (i) 12,829,296 shares held for the benefit of the Article VII Trust for which Mr. Landman is a joint trustee, (ii) 239,337 shares owned by Mr. Landman's former wife, Pier Landman, (iii) 83,770 shares owned by trusts for the benefit of Mr. Landman's minor children and (iv) 940,526 shares owned by the Frederick A. Landman Irrevocable Trust, with respect to all of which shares Mr. Landman disclaims beneficial ownership. Pier Landman is the principal lifetime beneficiary of the Frederick A. Landman Irrevocable Trust, and Mr. Landman's minor children are the remaindermen. Pier Landman is also the sole trustee of the trusts for the benefit of Mr. Landman's minor children.
 (9) The shares shown as owned by Mr. Costello do not include (i) 940,526 shares held by the Frederick A. Landman Irrevocable Trust for which Mr. Costello is trustee and (ii) 335,082 shares held by the Raycee Anselmo Trust for which Mr. Costello is a joint trustee, with respect to all of which shares Mr. Costello disclaims beneficial ownership.
(10) The shares shown as owned by Ms. Saralegui do not include 12,829,296 shares held for the benefit of the Article VII Trust for which Ms. Saralegui is a joint trustee, and with respect to which Ms. Saralegui disclaims beneficial ownership.

  The following table sets forth certain information regarding the equity securities of GM beneficially owned as of February 13, 1998 by (i) each of the directors of the Company and nominees for director, (ii) the Company's Chief Executive Officer and the Named Executive Officers, and (iii) all executive officers and directors of the Company as a group (15 persons).

                                   AMOUNT AND NATURE OF  AMOUNT AND NATURE OF
                                   BENEFICIAL OWNERSHIP BENEFICIAL OWNERSHIP OF
                                     OF SHARES OF GM     SHARES OF GM CLASS H
NAME OF BENEFICIAL OWNER(1)          COMMON STOCK(2)        COMMON STOCK(2)
---------------------------        -------------------- -----------------------
Michael T. Smith(3)...............         6,126                395,251
Charles H. Noski(4)...............         2,782                 20,538
Frederick A. Landman..............           --                     --
Patrick J. Costello...............           --                     --
Roxanne S. Austin(5)..............           843                 92,971
Steven D. Dorfman(6)..............         3,467                123,160
John J. Higgins...................         2,553                 57,953
Ted G. Westerman(7)...............         2,606                 74,195
Dennis F. Hightower...............           --                     --
James M. Hoak.....................           --                     --
Joseph R. Wright, Jr..............           --                     --
Lourdes Saralegui.................           --                     500
Carl A. Brown(8)..................           --                   1,645
Kenneth N. Heintz(9)..............           486                 21,512
James W. Cuminale.................           --                     --
Robert A. Bednarek................           --                     --
All executive officers and
 directors as a group (15
 persons).........................        18,020                694,754

--------
(1) For purposes of this table, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the beneficial owners of shares of GM Common Stock or GM Class H Common Stock ("GMH" or "GMH Common Stock") listed above have sole investment and voting power with respect to such shares, subject to community property laws where applicable. In addition, for purposes of this table, a person or group is deemed to have "beneficial ownership" of any shares which such person has the right to acquire by April 14, 1998. For purposes of calculating the percentage of outstanding shares held by each person listed above, any shares which such person has the right to acquire by April 14, 1998 are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.
(2) No individual director or nominee for director or executive officer beneficially owns one percent or more of any class of outstanding equity securities of GM, nor do the directors, nominees and executive officers as a group beneficially own one percent or more of any class of outstanding equity securities of GM.
(3) The shares of GMH Common Stock shown as owned by Mr. Smith include (i) 2,577 shares that are held in trust by Bankers Trust Company as trustee for the Hughes Salaried Employees Thrift and Savings Plan, (ii) 12 shares that are held in trust under the GM Stock Purchase Program, and (iii) 353,292 shares that are comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant to the Hughes Electronics Corporation Incentive Compensation Plan and the GM Stock Incentive Plan.
(4) The shares of GM Common Stock shown as owned by Mr. Noski include 2,782 shares that are held by the Noski Family Living Trust for which Mr. Noski is a trustee. The shares of GMH Common Stock shown as owned by Mr. Noski include (i) 1,240 shares that are held in trust pursuant to the Hughes Electronics Corporation Salaried Employees Thrift and Savings Plan, (ii) 12,822 shares that are held by the Noski Family Living Trust for which Mr. Noski is a trustee, (iii) 1,326 shares held by the Irrevocable Trust for the Benefit of Jennifer P. Noski, and with respect to which shares Mr. Noski disclaims beneficial ownership, and (iv) 1,326 shares held by the Irrevocable Trust for the Benefit of Michelle A. Noski, and with respect to which shares Mr. Noski disclaims beneficial ownership.

(5) The shares of GM Common Stock shown as owned by Ms. Austin are held in trust by the Thomas W. and Roxanne S. Austin Trust, of which Ms. Austin is a trustee. The shares of GMH Common Stock shown as owned by Ms. Austin include (i) 3,913 shares that are held in trust by Bankers Trust Company as trustee for the Hughes Salaried Employees Thrift and Saving Plan, (ii) 4,956 shares that are held in trust by the Thomas W. and Roxanne S. Austin Trust, and (iii) 84,102 shares comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant to the Hughes Electronics Corporation Incentive Compensation Plan.
(6) The shares of GMH Common Stock shown as owned by Mr. Dorfman include (i) 1,257 shares that are held in trust by Bankers Trust Company as trustee for the Hughes Salaried Employees Thrift and Savings Plan and (ii) 102,189 shares comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant to the Hughes Electronics Corporation Incentive Compensation Plan and the GM Stock Incentive Plan.
(7) The shares of GMH Common Stock shown as owned by Mr. Westerman include (i) 6,497 shares that are held in trust by Bankers Trust Company as trustee for the Hughes Electronics Corporation Salaried Employees Thrift and Savings Plan and (ii) 49,907 shares comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant to the Hughes Electronics Corporation Incentive Compensation Plan and the GM Stock Incentive Plan.
(8) The shares of GMH Common Stock shown as owned by Mr. Brown are comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant of the Hughes Electronics Corporation Incentive Compensation Plan.
(9) The shares of GMH Common Stock shown as owned by Mr. Heintz include (i) 933 shares that are held in trust by Bankers Trust Company as trustee for the Hughes Salaried Employees Thrift and Savings Plan and (ii) 17,963 shares comprised of options exercisable before April 14, 1998 to purchase GMH Common Stock granted pursuant to the Hughes Electronics Corporation Incentive Compensation Plan.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and holders of more than 10% of any class of the Company's equity securities registered under the Exchange Act ("10% Holders"), to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of such reports. Based on the Company's review of such reports received by it, the Company believes that during the year ended December 31, 1997, its officers and directors and 10% Holders complied with all applicable Section 16(a) filing requirements on a timely basis, except for Mr. Smith who filed his Form 3 initial report approximately two months late, and Mr. Noski, Mr. Dorfman and Mr. Higgins who each filed one Form 4 approximately three weeks late.

                            EXECUTIVE COMPENSATION

  The following table provides certain summary information concerning compensation earned by the Named Executive Officers for services rendered in all capacities to the Company for the year ended December 31, 1997:

                          SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                    --------------------------------------- ----------------------------------
                                                                              AWARDS   PAYOUTS
                                                                            ---------- -------
                                                                 OTHER      SECURITIES  LTIP
                             FISCAL                             ANNUAL      UNDERLYING PAYOUT      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($) BONUS ($)(1) COMPENSATION($) OPTIONS(#)   ($)      COMPENSATION
---------------------------  ------ ---------- ------------ --------------- ---------- -------    ------------
Frederick A. Landman....      1997   600,000     464,000          --          93,750      --           8,589(2)
 President and Chief
 Executive Officer
Lourdes Saralegui.......      1997   375,000     350,000          --          31,250      --           2,417(3)
 Executive Vice
 President
Carl A. Brown...........      1997   250,000     250,000          --          31,250      --         135,938(4)
 Executive Vice
 President
Kenneth N. Heintz(5)....      1997   280,000     185,000          --          25,000   36,121(6)   1,010,164(7)
 Executive Vice
 President and Chief
 Financial Officer
James W. Cuminale.......      1997   225,000     115,000          --          12,500      --           5,148(8)
 Senior Vice President,
 General Counsel and
 Secretary
Robert A. Bednarek......      1997   220,000     115,000          --          12,815      --             362(8)
 Senior Vice President
 and Chief Technology
 Officer

--------
(1) Bonuses for 1997 were paid in February 1998.
(2) This amount represents contributions by the Company to the PanAmSat Corporation Retirement Savings Plan (the "401(k) Plan") of $4,765 and contributions to the Restoration and Deferred Compensation Plan of $3,824.
(3) This amount represents contributions by the Company to the Restoration and Deferred Compensation Plan.
(4) This amount represents moving expenses of $86,706 incurred by Mr. Brown when he relocated to Connecticut in connection with the Merger, a reimbursement of the amount of income tax Mr. Brown would have been required to pay on such moving expenses and related incentive payments of $47,618 and contributions by the Company to the Restoration and Deferred Compensation Plan of $1,614.
(5) Pursuant to an agreement between the Company and Hughes Electronics, Mr. Heintz continues to be employed by Hughes Electronics and is assigned on a full-time basis to the Company to serve as its Executive Vice President and Chief Financial Officer. Mr. Heintz participates in the benefits programs of Hughes Electronics. The Company reimburses Hughes Electronics for the cost of Mr. Heintz' salary, bonus and benefits, including the amount contributed by Hughes Electronics into any retirement plan for Mr. Heintz' benefit as a match against his contributions to such plan.
(6) This amount represents a pro-rated portion of a payout under the Hughes Electronics Corporation Long-Term Achievement Plan for the performance period January 1, 1995 through December 31, 1997.
(7) This amount includes (i) $144,164 in moving expenses incurred by Mr. Heintz when he relocated to Connecticut in connection with the Merger;
    (ii) a supplemental relocation allowance of $295,000 relating to a loss on the sale of Mr. Heintz's residence in California; (iii) a relocation incentive payment of $100,000;

   (iv) a reimbursement of the amount of income tax Mr. Heintz would have been required to pay on such moving expenses and related supplemental relocation payments of $434,494; and (v) contributions by Hughes Electronics to the Hughes Electronics Corporation Salaried Employees Thrift and Savings Plan of $21,072 and to the Hughes Electronics Corporation Excess Benefit Plan of $15,434.
(8) This amount represents contributions by the Company to the 401(k) Plan.

  The following table sets forth additional information concerning the grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1997. All stock options indicated on the table below were granted pursuant to the Long-Term Stock Incentive Plan described on page 25.

             OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1997

                                              INDIVIDUAL GRANTS
                         -----------------------------------------------------------------
                                          % OF TOTAL
                         NUMBER OF         OPTIONS
                         SECURITIES       GRANTED TO                             GRANT
                         UNDERLYING      EMPLOYEES IN EXERCISE OR                DATE
                          OPTIONS           FISCAL    BASE PRICE  EXPIRATION PRESENT VALUE
          NAME           GRANTED(1)          YEAR      ($/SH)(2)     DATE       ($)(3)
          ----           ----------      ------------ ----------- ---------- -------------
Frederick A. Landman....   93,750           16.23        29.00     5/16/07     1,571,250
Lourdes Saralegui.......   31,250            5.41        29.00     5/16/07       523,750
Carl A. Brown...........   31,250            5.41        29.00     5/16/07       523,750
Kenneth N. Heintz.......   25,000            4.33        29.00     5/16/07       419,000
                           17,314 GMH(4)       *         31.30     5/01/02       382,985
                           47,614 GMH(4)       *         31.16     5/01/02     1,055,602
James W. Cuminale.......   12,500            2.16        29.00     5/16/07       209,500
Robert A. Bednarek......   12,815            2.22        29.00     5/16/07       214,779

--------
(1) The options will become exercisable in equal annual installments over a three-year period commencing on May 16, 1998.
(2) The exercise price per share of each option was equal to the fair market value of the stock on the date of grant.
(3) Grant Date Present Value for PanAmSat options is determined using the Black-Scholes option pricing model based on the following assumptions: (a) an expected option term of ten years; (b) a risk-free rate of return of 6.7%; (c) stock price volatility of 30%; and (d) a dividend yield of 0%. The Grant Date Present Values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized by an optionee will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised.
(4) Mr. Heintz was granted options for GMH Common Stock under the Hughes Electronics Corporation Incentive Compensation Plan. The Grant Date Present Value is determined using the Black-Scholes option pricing model based on the following assumptions: (a) an expected option term of seven years; (b) a risk-free rate of return of 5.87%; (c) stock price volatility of 32.5%; and (d) a dividend yield of 0%. The Grant Date Present Values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized by an optionee will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                    NUMBER OF
                                                   SECURITIES
                                                   UNDERLYING   VALUE OF UNEXERCISED
                                                   UNEXERCISED      IN-THE-MONEY
                           SHARES                    OPTIONS         OPTIONS AT
                         ACQUIRED ON              AT FY-END (#)      FY-END ($)
                          EXERCISE      VALUE     EXERCISABLE/      EXERCISABLE/
   NAME                    (#)(1)    REALIZED ($) UNEXERCISABLE    UNEXERCISABLE
   ----                  ----------- ------------ ------------- --------------------
Frederick A. Landman....          0          0        0/93,750       0/1,324,219
Lourdes Saralegui.......          0          0        0/31,250         0/441,406
Carl A. Brown...........          0          0        0/31,250         0/441,406
                          4,120 GMH    111,463     1,645/1,645       2,477/2,477
Kenneth N. Heintz.......          0          0        0/25,000         0/353,125
                         12,000 GMH    285,720    6,060/70,987     9,256/381,953
James W. Cuminale.......          0          0        0/12,500         0/176,563
Robert A. Bednarek......          0          0        0/12,815         0/181,012

          LONG-TERM STOCK INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

                                             PERFORMANCE OR      ESTIMATED FUTURE PAYOUTS UNDER
                         NUMBER OF SHARES, OTHER PERIOD UNTIL     NON-STOCK PRICE-BASED PLANS
                          UNITS OR OTHER     MATURATION OR    ------------------------------------
   NAME                     RIGHTS (#)           PAYOUT       THRESHOLD (#) TARGET (#) MAXIMUM (#)
   ----                  ----------------- ------------------ ------------- ---------- -----------
Frederick A. Landman....           --                --             --          --          --
Lourdes Saralegui.......           --                --             --          --          --
Carl A. Brown...........           --                --             --          --          --
Kenneth N. Heintz(1)....     2,870 GMH          12/31/99          1,148       2,870       5,023
                              598 GM            12/31/99            239         598       1,047
James W. Cuminale.......           --                --             --          --          --
Robert A. Bednarek......           --                --             --          --          --

--------
(1) Performance share awards were granted to Mr. Heintz under the Hughes Electronics Corporation Long-Term Achievement Plan for the performance period January 1, 1997 through December 31, 1999. These figures represent the number of shares of GMH Common Stock and GM Common Stock that will be awarded upon the attainment by Hughes Electronics of the sales margin and net asset turnover targets for the performance period January 1, 1997 through December 31, 1997, and revenue growth and relative total shareholder return targets for the performance period January 1, 1998 through December 31, 1999. The target number of shares will be earned if 100% of the specified targets are achieved and an additional amount will be paid if the targeted goals are exceeded, but the maximum number of shares paid will not exceed 175% of the target amount. The threshold amount will be earned upon the achievement of 80% of the specified targets.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

 PanAmSat Corporation's Severance Pay Plan

  The Company's Severance Pay Plan (the "Plan") provides severance pay to eligible employees upon separation of employment. Each regular full-time employee of the Company is a participant in the Plan. An employee terminated for any reason other than for cause (as defined in the Plan) who signs and delivers to the Company a release of all claims which the employee may have by reason of the employee's employment with the Company or the termination thereof shall be eligible to receive severance benefits pursuant to the Plan. Severance benefits are calculated as follows: (i) one week of salary for every year of service up to five years, (ii) two weeks salary for every year of service over five years and (iii) a minimum of four weeks salary and a maximum of 52 weeks salary for executive employees, a minimum of three weeks salary and a maximum of 29 weeks salary for exempt employees, and a minimum of two weeks salary and a maximum of 29 weeks salary for non-exempt employees. The severance benefit is paid in a lump sum, as soon as practicable after termination, less applicable deductions and withholdings.

  Under the terms of the Plan, the Chief Executive Officer or his designee has the power to determine all questions arising under the Plan, and any decision regarding any matter within the discretion of the Chief Executive Officer and made by him in good faith is binding on all persons. The Company has reserved the right through its Board of Directors to amend the Plan and to terminate the Plan at any time without prior notice, provided that the Plan shall not be terminated with respect to any Terminated Employee (as defined in the Plan) or amended in a way that is adverse to the interests of any Terminated Employee.

  Under the Plan, the Named Executive Officers would receive a minimum of four weeks salary and a maximum of 52 weeks salary as severance, depending upon years of service.

 Change of Control Involuntary Separation Pay Plan

  The Company's Change of Control Involuntary Separation Pay Plan (the "Change of Control Plan") provides that any person who was a full-time employee of PanAmSat International prior to the Merger who is terminated for any reason other than for cause (as defined in the Change of Control Plan) by the Company, or any such employee who resigns rather than accept continued employment that is not Comparable Employment after a Material Change (as such terms are defined in the Change of Control Plan) is entitled to benefits in addition to those benefits provided under the Company's general Severance Pay Plan described above. Under the Change of Control Plan, any such employee who is terminated without cause by the Company or resigns rather than accept continued employment after the Merger that is not Comparable Employment is entitled to receive, in addition to the benefits covered by the Company's general Severance Pay Plan, six months continuation of such employee's: (i) base salary and annual cash bonus (which would be prorated for such period),
(ii) medical and dental insurance benefits, (iii) long-term disability insurance benefits and (iv) life and accidental death and dismemberment insurance benefits. The Change of Control Plan does not apply to any employee who is otherwise covered by a severance agreement (as described below). The Change of Control Plan is in effect until April 30, 1998 and will not be extended thereafter.

 Severance Pay Program

  The Company has an executive severance pay program which covers approximately 50 senior officers and key employees ("Covered Executives"), including the Named Executive Officers (whose agreements are described separately below). The program consists of individual severance agreements (the "Severance Agreements") for the Covered Executives. The Severance Agreements, which were entered into by PanAmSat International and the individual employees in May 1996, became binding upon and enforceable against the Company pursuant to the Merger.

  Termination payments to the Covered Executives under the Severance Agreements would be triggered if, within two years following a Material Change (as defined in the Severance Agreements), (i) such person's employment is terminated without cause, (ii) such person's responsibilities are materially reduced, (iii) such person's responsibilities are changed such that they are inconsistent with such person's former responsibilities, (iv) such person's employment location is moved more than 35 miles from such person's current employment location, unless such person is moved to New York City from the Company's Greenwich, Connecticut offices, or (v) the Company reduces or fails to pay such person any base salary, bonus or other amount payable when due. The Merger constituted a Material Change under the terms of the Severance Agreements.

  The Severance Agreements provide that termination payments would be triggered if the Covered Executive does not receive an annual base salary, paid at a monthly rate at least equal to twelve times the highest monthly base salary paid during the period between the initial public disclosure of the Material Change and the month in which the Material Change occurred. Thereafter, base salaries are required to be reviewed at intervals no less frequent than customary for such Covered Executive prior to the Material Change. Once a Material Change occurs, base salaries may not be reduced after any increase during the term of the Severance Agreements. Termination payments would also be due in the event the Covered Executive did not receive an unconditional bonus for each year employed with the Company in an amount not less than the higher of the annual bonus awarded for the fiscal year preceding the fiscal year of the Material Change and the annual bonus awarded for the fiscal year in which the Material Change occurred.

  The termination payments payable to a Covered Executive under the terms of the Severance Agreement are determined by multiplying the Covered Executive's base salary and any applicable bonus by 1.5. Covered Executives would also be entitled to continuation of certain employee welfare benefits until the earlier of 18 months after termination or the obtaining of similar benefits from a subsequent employer.

  Each of the Severance Agreements is for a period of three years and will terminate on May 1, 1999, provided that obligations and benefits arising prior to such termination shall continue until fully satisfied.

  The Severance Agreements restrict the ability of the Covered Executives to compete with the Company for twelve months following termination of employment with the Company.

 Employment Agreement with Frederick A. Landman

  The Company has an employment agreement with Frederick A. Landman (the "Landman Employment Agreement"). Under the Landman Employment Agreement, Mr. Landman serves as the Company's President and Chief Executive Officer and as a director of the Company devoting his full business attention, skill and energy to the business of the Company. The Landman Employment Agreement is in effect until May 16, 2000.

  Under the Landman Employment Agreement, Mr. Landman's base salary, which was $600,000 in 1997, is reviewed on an annual basis by the Board of Directors and may be adjusted upward, in the Board's discretion, to reflect his performance and the scope and success of the Company. Mr. Landman may also receive incentive bonuses on an annual basis, based on meeting set financial performance criteria with respect to growth, cash flow and other financial criteria for the Company. The annual bonus is based on a target dollar amount which was $400,000 in 1997. To the extent that the Company exceeds the financial and business goals by up to 25%, the Board of Directors will increase the target dollar amount by 50% and if the Company fails to meet the financial and business goals by no more than 20%, the Board of Directors may reduce the target dollar amount to an amount no lower than 80% of such target dollar amount. If more than two of the financial and business goals are missed by more than 20%, the Company shall not be required to pay any bonus award. Pursuant to the Landman Employment Agreement, Mr. Landman was also granted an option to purchase 93,750 shares of Common Stock of the Company with one-third of this option vesting on May 16, 1998; one-third vesting on May 16, 1999; and one-third vesting on May 16, 2000, if Mr. Landman is still employed with the Company on each of such dates. Mr. Landman is also eligible for additional stock options as may be granted to executive employees of the Company from time to time.

  The Landman Employment Agreement terminates upon Mr. Landman's death, disability or resignation. If the Landman Employment Agreement is terminated as a result of Mr. Landman's death or disability, the Company will pay Mr. Landman, or his estate, his base salary and any benefits for twelve months from the date of termination of employment. The Landman Employment Agreement is also subject to termination at the discretion of the Board of Directors. If the Board of Directors elects to terminate the Landman Employment Agreement for a reason other than a material breach by Mr. Landman, he will be entitled to a termination payment amounting to three years of salary and applicable bonuses as defined therein. Mr. Landman is also entitled to such termination payment if he resigns before November 15, 1998 for any reason or if he resigns for "good cause" thereafter. Mr. Landman and his dependents would also be entitled to participate, until the earlier of three years after termination or his obtaining similar benefits from a subsequent employer, in all employee welfare benefit plans and to receive or participate in all other benefit arrangements, policies or practices of the Company to which and in which active executive employees are or shall be entitled to receive or participate in other than qualified pension or profit sharing plans in which he would not legally be entitled to participate.

  In the event that a termination payment or any other amount payable to Mr. Landman under the Landman Employment Agreement should become subject to the excise tax imposed under Section 4999 of the Code or any other similar tax or assessment, the Company will pay Mr. Landman the amount necessary to fully reimburse him for the taxes. Additionally, Mr. Landman is entitled to reimbursement by the Company for attorneys' fees or any other costs necessary to enforce or defend his rights under the Landman Employment Agreement.

  The Landman Employment Agreement contains a covenant not to compete with the Company for a period of three years after the termination of Mr. Landman's employment. Mr. Landman also agrees, pursuant to the Landman Employment Agreement, not to disclose at any time any confidential information obtained by him while employed with the Company.

 Severance Agreements with Named Executive Officers

  The Company has an agreement with Lourdes Saralegui, Executive Vice President of the Company (the "Saralegui Severance Agreement"). The Saralegui Severance Agreement is for a period of three years and will terminate on May 1, 1999, provided that obligations and benefits arising prior to such termination shall continue until fully satisfied. Termination payments under the Saralegui Severance Agreement would be triggered if, within two years following a Material Change (as defined therein), (i) Ms. Saralegui terminates her services to the Company for any reason or (ii) the Company terminates her services for any reason. The Merger constituted a Material Change under the terms of the Saralegui Severance Agreement. As a result, if prior to May 16, 1999, Ms. Saralegui chooses to terminate her services or if the Company terminates her services, Ms. Saralegui is entitled to a termination payment in an amount equal to three years of base salary plus applicable bonuses as defined in the Saralegui Severance Agreement. Ms. Saralegui and her dependents would be entitled to participate, until the earlier of three years after termination or her obtaining similar benefits from a subsequent employer, in all employee welfare benefit plans and to receive or participate in all other benefit arrangements, policies or practices to which and in which active executive employees of the Company shall become entitled to receive or participate in.

  In the event that a termination payment or any other amount payable to Ms. Saralegui under the Saralegui Severance Agreement should become subject to the excise tax imposed under Section 4999 of the Code or any other similar tax or assessment, the Company will pay Ms. Saralegui the amount necessary to fully reimburse her for such taxes. Additionally, Ms. Saralegui is entitled to reimbursement from the Company for attorneys' fees or any other costs necessary to enforce or defend her rights under the Saralegui Severance Agreement.

  The Saralegui Severance Agreement contains a covenant not to compete with the Company for a period of 18 months after the termination of Ms. Saralegui's employment, which restricts her from becoming employed by or rendering personal services to any corporation, firm, or other entity which directly competes with the Company.

  The Company has agreements (the "Executive Severance Agreements") with Robert A. Bednarek, Senior Vice President and Chief Technology Officer of the Company and James W. Cuminale, Senior Vice President, General Counsel and Secretary of the Company (each of Messrs. Bednarek and Cuminale are hereinafter referred to as a "covered officer"). The Executive Severance Agreements are for a period of three years and will terminate on May 1, 1999, provided that obligations and benefits arising prior to such termination shall continue until fully satisfied.

  Termination payments under the Executive Severance Agreements would be triggered if (i) the covered officer terminates his services with the Company during the thirty day period following the one year anniversary of a Material Change (as defined therein), (ii) the Company terminates the covered officer for any reason other than for cause (as defined therein) within two years following a Material Change, (iii) the Company fails to continue the covered officer in the same executive position and does not cure this failure within ten days of notice of the failure, for two years following a Material Change, and (iv) if the Company reduces or fails to pay or award when due any amount of the base salary, bonus or other amounts payable, or reduces or fails to provide them with any benefits to which the covered officer is entitled. The Merger constituted a Material Change under the terms of the Executive Severance Agreements. As a result, if a termination payment is required, the covered officer would be entitled to a termination payment in an amount equal to three years of base salary plus applicable bonuses as defined in the Executive Severance Agreements. The covered officer and his dependents would be entitled to participate, until the earlier of two years after termination or his obtaining similar benefits from a subsequent employer, in all employee welfare benefit plans and to receive or participate in all other benefit arrangements, policies or practices to which and in which active executive employees of the Company shall become entitled to receive or participate in.

  The Executive Severance Agreements provide that termination payments would be triggered if such covered officer does not receive an annual base salary, paid at a monthly rate at least equal to twelve times the highest monthly base salary paid during the period between the initial public disclosure of the Material Change and the month in which the Material Change occurred. Thereafter, the covered officer's base salary is required to be reviewed at intervals no less frequent than customary for such officer prior to the Material Change. Once a Material Change occurs, the base salary may not be reduced after any such increase during the term of the Executive Severance Agreements. Termination payments would also be due in the event such covered officer did not receive an unconditional bonus for each year employed with the Company in an amount not less than the higher of the annual bonus awarded for the fiscal year preceding the fiscal year of the Material Change and the annual bonus awarded for the fiscal year in which the Material Change occurred.

  In the event that a termination payment or any other amount payable to a covered officer under the Executive Severance Agreements should become subject to the excise tax imposed under Section 4999 of the Code or any other similar tax or assessment, the Company will pay the covered officer the amount necessary to fully reimburse him for such taxes. Additionally, the covered officer is entitled to reimbursement from the Company for attorneys' fees or any other costs necessary to enforce or defend his rights under the Executive Severance Agreements.

  The Executive Severance Agreements contain a covenant not to compete with the Company for a period of 18 months after the termination of the covered officer's employment, which restricts the covered officer from becoming employed by or rendering personal services to any corporation, firm, or other entity which directly competes with the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The compensation of senior executives at the Company is determined by the Compensation Committee (the "Committee") of the PanAmSat Corporation Board of Directors. The Committee is a standing committee of the Board of Directors that was formed in May 1997 in connection with the merger (the "Merger") of PanAmSat International, Systems, Inc. (then operating under its previous name, PanAmSat Corporation) ("PanAmSat International") and the Galaxy Satellite Services division ("Galaxy") of Hughes Communications, Inc. ("HCI"). The Committee is comprised entirely of non-employee Directors and met four times in 1997. No member of the Committee is eligible to participate in any of the compensation plans or programs it administers, except that independent directors may participate in the Company's Long-Term Stock Incentive Plan. Further, there are no interlocks between the members of the Committee and any executive.

  In 1997, the Company's executive officers were: Frederick A. Landman--Chief Executive Officer and President; Lourdes Saralegui--Executive Vice President; Carl A. Brown--Executive Vice President; Kenneth N. Heintz--Executive Vice President and Chief Financial Officer; Robert A. Bednarek--Senior Vice President and Chief Technology Officer; and James W. Cuminale--Senior Vice President, General Counsel and Secretary. The above named individuals are the Company's Named Executive Officers for 1997.

 Compensation Philosophy

  The Company's executive compensation program is premised on the belief that the interests of executives should be closely aligned with those of the Company's stockholders. Based on this philosophy, a meaningful portion of each executive's total compensation is placed at-risk and linked to the accomplishment of specific results which will lead to the creation of value for the Company's stockholders in both the short and long-term. Under this pay-for-performance orientation: (1) executives are motivated to improve the overall performance and profitability of the Company, as well as the business sector to which each is assigned, and rewarded only when specific, measurable results have been achieved; (2) accountability is further encouraged through the adjustment of salaries and incentive awards on the basis of each executive's individual performance and contribution; (3) long-term incentive awards are paid in the form of options to acquire Common Stock of the Company to further reinforce the linkage of executives' interests with those of stockholders; and (4) a highly competitive level of compensation can be earned in years of strong performance to ensure the Company attracts and retains the leadership talent needed to successfully maintain and grow its businesses; conversely, in years of below average performance, an executive's compensation is below competitive benchmarks.

  Compensation Deductibility Policy--To the extent that it is practicable and consistent with the Company's executive compensation philosophy, the Committee intends to comply with Section 162(m) of the Internal Revenue Code (and any regulations promulgated thereunder) to preserve the deductibility of compensation in excess of $1 million per taxable year to each of the Named Executive Officers. If compliance with the Section 162(m) rules conflicts with the compensation philosophy or is deemed not to be in the best interest of stockholders, the Committee will abide by the compensation philosophy, regardless of the tax impact of such actions.

 Compensation Plans

  The Company's current incentive plans were adopted by the Board of Directors in May 1997. In connection with the adoption of each of the plans, the Company carried out a detailed review of every aspect of its proposed executive compensation structure, including a survey of several global communications companies, including General Instrument Corp., DSC Communications Corp., U.S. Cellular Corp. and Comsat Corporation. To assist in this review process, the Company engaged the services of an outside consulting firm. The formal incentive plans are subject to appropriate stockholder approval.

  In January 1998, the Board of Directors met in executive session to review the Company's performance and the performance of the Chief Executive Officer and other Named Executive Officers. The Committee advised the Board with respect to all compensation determinations for these executives.

  As discussed below, aside from benefits (which are available to employees generally), an executive's total compensation package is comprised of three components: (1) base salary; (2) annual incentives; and (3) stock options.

  Base Salary--In connection with the incentive program review, base salaries for the Company's executives are targeted to be at the median of the salaries paid to comparable positions at the survey group mentioned above. The base salaries of individual executives can and do vary from this salary benchmark. Following a detailed review of the scope of each executive's responsibilities relative to comparable positions at survey group companies and a review of each executive's individual performance, the Committee approved the initial salaries for the Named Executive Officers. In the case of Named Executive Officers who are former officers of PanAmSat International, base salary was equal the base salaries that they received at PanAmSat International. The initial salaries are set forth in the Summary Compensation table on page 12.

  The Committee believes that it is in the Company's stockholders' best interests to ensure continuity in the Company's senior executives. On May 15, 1997, the Company entered into an agreement with Mr. Landman related to his employment as well as his retirement and severance benefits. This agreement is more fully discussed commencing on page 16. Also in connection with the Merger, the Company assumed PanAmSat International's obligations under employee separation agreements with Ms. Saralegui, Mr. Bednarek, and Mr. Cuminale. These agreements are more fully discussed commencing on page 17. Aside from these agreements, the Company has no contractual or other arrangements with these executive officers. On April 7, 1997, the

Company entered into an agreement with Hughes Electronics Corporation ("Hughes Electronics") and Mr. Heintz regarding the terms of an assignment of Mr. Heintz' services from Hughes Electronics to the Company. This agreement is more fully discussed on page 12.

  Annual Incentives and Total Cash Compensation--Annual incentives for all executive officers were granted under the PanAmSat Corporation Annual Incentive Plan. In view of their corporate-wide responsibility, the annual incentive award opportunity for the Named Executive Officers for 1997 was based exclusively on the Company's overall performance. In addition, Mr. Cuminale and Mr. Bednarek received additional bonuses in the amount of $28,000 each. In connection with incentive review program, the Committee targeted total cash compensation (base salary plus annual bonus) at between the 60th and 75th percentile of the survey group.

  In addition to establishing a targeted performance level, the Committee also identifies threshold or minimum performance levels which must be achieved before awards are granted and a maximum beyond which no additional amounts will be paid. The size of final awards granted is scaled to the actual level of performance achieved. In establishing this payout range, the Committee assesses the relative degree of performance necessary to achieve the target objective and reviews past and projected budgeted performance levels and external marketplace conditions. For 1997, the Committee assigned weights to the following factors: gross sales--30%; earnings before interest, taxes, depreciation and amortization ("EBITDA")--40%; backlog of new contracts (net of lost business)--25%; and merger transition--5%.

  In 1997, the Committee set aggressive financial targets. The payment of an award under the Annual Incentive Plan was triggered by the achievement of predetermined levels of gross sales, EBITDA and backlog derived from the Company's budget and business plan for the year. The Committee used its discretion in setting the specific financial targets. The Committee established individual award targets for each Named Executive Officer in line with the Company's compensation philosophy. For maximum performance individual awards for these executives would have paid 150% of target. Earnings performance falling within the ranges for minimum, target, and maximum individual awards are prorated accordingly.

  After reviewing the Company's overall operating performance, the Committee determined 1997 annual incentive awards on the basis of the specific performance measures previously established by the Committee. As a result, and after an individual evaluation of the Named Executive Officer, incentive award payouts for each such Named Executive Officer were approved on a basis above target but below maximum payout levels.

  Awards for the Named Executive Officers were paid in cash in February 1998.

  Stock Options--Stock options are granted under the provisions of the Long-Term Stock Incentive Plan which is subject to approval by the Company's stockholders and more fully discussed commencing on page 25. Stock options are granted to reinforce the importance of improving stockholder value over the long-term and to encourage and facilitate executive stock ownership. Stock options are granted at 100% of the fair market value of the stock on the date of grant to ensure the executives can only be rewarded for appreciation in the price of the Common Stock of the Company when the Company's stockholders are similarly benefited.

  Option grant levels have been patterned after industry-competitive long-term incentive compensation practices. These grants were positioned at a level which, in conjunction with their target awards, was intended to place the executives at the 75th percentile of the long-term incentives granted to comparable positions at the survey companies.

 Other Considerations with Respect to the Chief Executive Officer's
Compensation

  In accordance with the employment agreement between the Company and Mr. Landman, the annual compensation for the Company's Chief Executive Officer and President was set by the Compensation Committee with the goal of maintaining Mr. Landman's base salary and target annual incentive award at the same levels that were available to him at PanAmSat International prior to the Merger. In awarding annual awards to the Chief

Executive Officer and President under the Annual Incentive Plan ("AIP") for 1997, the Compensation Committee evaluated Mr. Landman's performance and reviewed the AIP metrics for 1997 which had been established for the Company. With respect to an AIP award for 1997, the Committee awarded Mr. Landman the sum of $464,000. Such awards to Mr. Landman under the AIP were also in accordance with the above-mentioned agreement. Long-term compensation in the form of stock options was awarded on a basis similar to those described above for the other executives of the Company.

                                          Compensation Committee

  The following directors were members of the Compensation Committee through October 9, 1997 and determined the 1997 salaries and incentive bonus targets for the Chief Executive Officer and the other executive officers

                                          Ted G. Westerman, Chairman
                                          Charles H. Noski
                                          Joseph R. Wright, Jr.

  The following directors have been members of the Compensation Committee since October 9, 1997 and determined the final payment of incentive bonus for 1997 as well as 1997 stock option grants for the Chief Executive Officer and the other executive officers.

                                          Ted G. Westerman, Chairman
                                          Michael T. Smith
                                          Joseph R. Wright, Jr.

                                                                  April 9, 1998

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  There are no compensation committee interlocks between any of the members of the Compensation Committee during 1997 and any other entity. Messrs. Smith, Noski, Dorfman, Higgins and Westerman are executive officers of Hughes Electronics, a parent corporation and an affiliate of the Company under the rules and regulations of the SEC. Mr. Westerman and Mr. Smith are currently members of the Compensation Committee and Mr. Noski was a member of the Compensation Committee during the last fiscal year. During the last fiscal year Hughes Electronics and certain of its subsidiaries engaged in certain transactions with the Company which are described in "Certain Transactions", below.

CERTAIN TRANSACTIONS

  RELATIONSHIP WITH HUGHES ELECTRONICS AND AGREEMENTS WITH HUGHES ELECTRONICS ENTITIES. Hughes Electronics beneficially owns, indirectly, 106,622,807 shares of the Company's Common Stock representing 71.49% of the outstanding shares of Common Stock of the Company as of February 13, 1998. Hughes Electronics and its subsidiaries are affiliates of the Company as defined under SEC rules and regulations. In addition to those agreements described below, Hughes Electronics provides certain administrative services to the Company, including the provision of certain advisory and audit services, and the participation of the Company or its employees in certain discount programs, such as a business travel discount program and an automobile purchase discount program. The Company believes that each of the transactions described below were entered into on commercially reasonable terms and that the administrative intercompany arrangements were provided on at least the same terms that the Company could have obtained from a disinterested third party or resulted in a cost savings to the Company. The figures provided below with respect to payments made or received in 1997 reflect those payments made after May 16, 1997, the effective date of the Merger, and do not include payments to and from Galaxy prior to the Merger when Galaxy was a division of HCI.

  --SATELLITE PROCUREMENT AGREEMENTS. The Company is a party to agreements with HSC for the construction of various satellites. Prior to the Merger, the Company entered into agreements for the construction and delivery of Galaxy X and Galaxy XI, both currently scheduled to be launched in 1998. In addition, under the agreements entered into between the Company and HSC prior to the Merger, the Company agreed to pay approximately 20% of the total cost of the PAS-2, PAS-3, PAS-4 and PAS-5 satellites in the form of incentive payments to be paid to HSC over a 15-year period after the construction and launch of such satellites. In 1997, the Company paid approximately $5.8 million in incentive payments under these contracts.

  The Company is a party to an agreement dated as of August 15, 1997 with HSC for the construction and delivery of the PAS-1R and PAS-9 satellites. On March 9, 1998 the Company and HSC entered into an agreement for the construction and delivery of the PAS-6B satellite. The agreements require, among other things, that the Company make payments representing approximately 85% of the total cost of the satellites during the period of their construction, delivery and launch support, with the remaining costs to be paid in the form of incentive payments over the life of the satellites. The Company did not make any payments under these agreements in 1997.

  --LAUNCH SERVICES. On August 29, 1996, the Company entered into a contract with Hughes Space and Communications International, Inc. ("HSCI") whereby HSCI agreed to provide the Company with launch services for three satellites, to be performed by third-party launch providers under contract with HSCI. Pursuant to such agreement, the Galaxy VIII(i) satellite was launched using an Atlas IIAS launch vehicle in December 1997. The two remaining launches will be provided using one Delta III launch vehicle and one Sea Launch launch vehicle. The Company did not make any payments under this contract in 1997.

  --SATELLITE SERVICES. The Company is party to agreements with Hughes Electronics and certain of its subsidiaries and affiliates (together, the "'HE Entities") pursuant to which it provides satellite capacity, telemetry, tracking and control services and other related services to the HE Entities, including HSC, Hughes Network Systems, Inc., Galaxy Latin America LLC and DirecTV, Inc. ("DirecTV"). In 1997, the Company received payments aggregating approximately $47.8 million from the HE Entities.

  --LOAN AGREEMENTS. In connection with the Merger, the Company obtained a term loan in the amount of $1.725 billion from Hughes Electronics (the "Term Loan"), originally maturing in 2000. At the closing of the Term Loan, the Company paid Hughes Electronics a fee equal to 1% of the principal amount of the Term Loan. During 1997, the Company made $82 million in interest payments under the Term Loan. In December 1997, in connection with the refinancing of PanAmSat International's existing indebtedness, the Company also modified the terms of its indebtedness with Hughes Electronics so that (i) maturity of the borrowings was extended to June 24, 2003, (ii) mandatory principal payments were eliminated (however, prepayments of principal are permitted under certain circumstances depending upon the level of cash flow from operations), and
(iii) the interest rate on the debt was adjusted to be a floating rate equal to that of the Company under a prior bank loan agreement. The Term Loan also became subordinated to the bank loans.

  The Company estimates that, in the aggregate, in 1998 the transactions described above will result in the payment of approximately $357.7 million by the Company to the HE Entities and in the payment of approximately $117.7 million by the HE Entities to the Company.

  AGREEMENTS WITH TELEVISA ENTITIES. Grupo Televisa, S.A. ("Televisa") beneficially owns, indirectly, 11,239,594 shares of the Company's Common Stock representing 7.5% of the outstanding shares of Common Stock of the Company as of February 13, 1998.

  Prior to the Merger, PanAmSat International entered into various satellite lease agreements with Televisa and its affiliates for satellite capacity on the European beam of PAS-3 and PAS-1. The Company and Televisa are also parties to certain agreements pursuant to which the Company has agreed to be the service provider to certain direct-to-home ("DTH") joint ventures in Latin America in which Televisa is a participant. Televisa and its joint venture partners have agreed to proportionally guarantee the payment of 100% of the transponder fees for the DTH joint ventures. The agreements provide for minimum payments over their respective terms of between $1.2 billion and $1.3 billion. In 1997, the Company received aggregate payments of approximately $20 million and, in 1998, the Company expects to receive aggregate payments of approximately $41 million, under its agreements with Televisa.

  In May of 1997, in a transaction that was separate from but related to the Merger, the Company redeemed 7.5 million shares of its Common Stock that were received by affiliates of Televisa in their capacities as PanAmSat International stockholders, for $225 million in cash. These proceeds were used by such Televisa affiliates to acquire the Company's rights to equity interests in the Latin America JVs and in certain DTH businesses on the Iberian Peninsula.

  OTHER AGREEMENTS. On February 28, 1997, the Company extended a loan to Mr. Carl A. Brown, an Executive Vice President of the Company, to assist him in his relocation from California to Connecticut. The loan was in the principal amount of $92,250 and bore interest at a rate of 5.7%. Mr. Brown fully repaid the principal amount plus accrued interest, a total of $94,224, in July 1997. On April 4, 1997, the Company extended a loan to Mr. Kenneth N. Heintz, Executive Vice President and Chief Financial Officer of the Company, to assist him in his relocation from California to Connecticut. The loan was in the principal amount of $128,500 and bore interest at a rate of 5.7%. Mr. Heintz fully repaid the principal amount plus accrued interest, a total of $130,125, in June 1997.

  Pursuant to a severance agreement with PanAmSat International, Patrick J. Costello received a termination payment of $975,000 following the Merger. Mr. Costello also receives the continuation of all employee welfare benefit plans for the earlier of two years from the Merger or his obtaining similar benefits from a subsequent employer. Mr. Costello's termination payment may be subject to an excise tax imposed under Section 4999 of the Code, and if it is, the Company would have an obligation to pay Mr. Costello the amount necessary to reimburse him for such excise tax. From May 16, 1997, the effective date of the Merger, until November 15, 1997, the effective termination date of Mr. Costello's employment, Mr. Costello continued as a consultant to the Company assisting in the transition following the Merger and performing other services as requested by the Chief Executive Officer, for which he was paid the sum of $110,576. The agreement contains a covenant not to compete with the Company which prohibits Mr. Costello from becoming employed by or rendering personal services to any corporation, firm or other entity which directly competes with the Company until September 21, 1998.

                   PERFORMANCE GRAPH FOR PANAMSAT CORPORATION

                            CUMULATIVE TOTAL RETURNS
                     VALUE OF $100 INVESTED ON MAY 16, 1997


                                  LINE GRAPH

                                  Nasdaq Composite     Satelite Technology Index
                          SPOT        Index
May 16, 1997            100.00        100.00                    100.00
December 31, 1997       144.96        129.20                    103.90


  The historical stock price performance of the Common Stock shown on the Performance Graph set forth above is not necessarily indicative of future price performance.

  The Satellite Technology Index is a capitalization-weighted index of 30 leading stocks in the satellite and space sector. It is published by Barclays Capital, the investment banking division of Barclays Bank, PLC.

  The Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be deemed "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C of the Regulations of the SEC under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL 2

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board has selected the accounting firm of Deloitte & Touche to audit the Company's financial statements for, and otherwise act as the Company's independent accountants with respect to, the fiscal year ending December 31, 1998. In accordance with the Board's resolution, its selection of Deloitte & Touche as the Company's independent accountants for the current fiscal year is being presented to stockholders for ratification at the Annual Meeting. The Company knows of no direct or material indirect financial interest of Deloitte & Touche in the Company or any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee. Therefore, the Board intends to introduce at the forthcoming Annual Meeting the following resolution:

     "RESOLVED, that Deloitte & Touche LLP be and they are hereby elected independent accountants for the Company for the year
     1998."

  Members of Deloitte & Touche will be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions

  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 1998 FISCAL YEAR.

PROPOSAL 3

                APPROVAL OF THE LONG-TERM STOCK INCENTIVE PLAN

  The Board has adopted the PanAmSat Corporation Long-Term Stock Incentive Plan (the "Long-Term Stock Incentive Plan"), subject to the approval of the stockholders, to provide for the granting to executive officers, other employees, leased employees, directors and independent contractors of awards of stock options, stock appreciation rights, restricted stock, performance awards, other stock-based awards or any combination of the above. Under the Long-Term Stock Incentive Plan, awards may be made covering up to 7,456,140 shares of Common Stock but not more than 2,000,000 shares may be awarded to any individual. These amounts are subject to adjustment for stock splits, stock dividends and similar events. In addition, certain awards may be made payable in cash. The complete text of the Long-Term Stock Incentive Plan is set forth in Exhibit A to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit A.

  The Company has relied primarily on stock options to provide its personnel with long-term incentives. The Board of Directors believes that corporations with which the Company and its subsidiaries compete for talented executives and skilled managers are increasingly turning to long-term performance and stock-based incentive compensation in addition to stock options as a means of securing and retaining outstanding employees and providing them with an incentive to increase their efforts on their employers' behalf. As a result, the Board has decided that the Company should have increased flexibility in the area of incentive compensation. Such flexibility would be obtained through a plan that permits the grant of stock options, stock appreciation rights, restricted stock, performance units and performance shares, or a combination of the foregoing. The Board believes that the Long-Term Stock Incentive Plan will aid the Company and its subsidiaries in securing employees of outstanding ability by making it possible to offer them increased incentives, which may include a proprietary interest in the Company, to join or continue in the service of the Company or its subsidiaries and to increase their efforts for its welfare. Accordingly, the Board has adopted the Long-Term Stock Incentive Plan and recommends its approval by stockholders.

SUMMARY OF THE LONG-TERM STOCK INCENTIVE PLAN

  ADMINISTRATION. The Long-Term Stock Incentive Plan is administered by the Compensation Committee. Shares available under the Long-Term Stock Incentive Plan can be allocated among the various types of awards and among the participants as the Compensation Committee deems appropriate. Only the Board, however, may grant options to directors who are not employees of the Company. Awards may be granted for such terms as the Compensation Committee may determine, except that the term of an incentive stock option ("ISO") may not exceed ten years from its date of grant. No awards outstanding on the termination date of the Long-Term Stock Incentive Plan shall be affected or impaired by such termination. Awards are not transferable, except by will and the laws of descent and distribution, unless otherwise permitted by the Compensation Committee. The Compensation Committee has broad authority to set the terms and conditions of individual agreements with participants, other than with respect to the participants' exercise rights upon termination of employment (or services, in the case of a non-employee award recipient) by reason of death, disability, retirement, termination by the Company without "cause" and upon termination for any other reason and the exercise rights of participants who are subject to Section 16 of the Exchange Act, which are expressly limited in the Long-Term Stock Incentive Plan. See "Exercisability of Awards" below.

  EXERCISABILITY OF AWARDS. Upon the death or disability of a recipient of an award under the Long-Term Stock Incentive Plan during the recipient's employment (or performance of services in the case of a non-employee) the recipient may exercise any award which is otherwise exercisable on the date of death or disability within one year of termination due to death or disability. In the case of death, the award may be exercised by the recipient's estate or by a person who acquires the right to exercise the award by death of the recipient. In the case of disability, the award may be exercised by the recipient or, if the recipient is incapacitated, by a guardian or legal representative. If the employment (or the performance of services, in the case of a non-employee) of an award recipient terminates by reason of retirement or by reason of termination by the Company without "cause" (as defined in the Long-Term Stock Incentive Plan), the recipient may exercise any award which was exercisable on the date of termination of employment (or services, in the case of a non-employee) within three months of such a termination. Upon termination of the employment (or services, in the case of a non-employee) of an award recipient for any other reason, any award granted to the individual will terminate. No award recipient who is subject to
Section 16(a) of the Exchange Act may exercise an award prior to the day after the expiration of six months from its date of grant or, in the case of performance units or performance shares, the date that a final determination has been made that the award is payable (unless the award had been approved by both the Committee and the Board prior to its grant). Any award granted which is not exercised within the permissible time following termination of employment (or services in the case of non-employees) will terminate.

  METHOD OF PAYMENT FOR STOCK OPTIONS. Upon exercise of any option granted under the Long-Term Stock Incentive Plan, the optionee must pay to the Company, in full, the exercise price for such shares set by the Compensation Committee on the date of grant and any applicable withholding taxes either in cash, previously-owned Common Stock or a combination of cash and previously-owned Common Stock. In addition, each option agreement must permit the optionee to pay the exercise price through a cashless exercise program established by the Company or the Compensation Committee with a broker.

  TYPES OF AWARDS. As indicated above, several types of stock-related grants are available under the Long-Term Stock Incentive Plan. A summary of these grants is set forth below:

    --STOCK OPTIONS. The Long-Term Stock Incentive Plan authorizes the Compensation Committee to grant options to purchase Common Stock at an exercise price (the "option price") equal to the fair market value of the Common Stock (110% of the fair market value in the case of ISOs granted to ten (10%) percent shareholders of Common Stock). Options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is their tax treatment. See "Federal Income Tax Consequences," below.

    --ALTERNATE APPRECIATION RIGHTS. The Long-Term Stock Incentive Plan authorizes the Compensation Committee to grant alternate appreciation rights in conjunction with the grant of options, whether ISOs or nonqualified options. An alternate appreciation right will permit the optionee to be paid the appreciation on the shares underlying the option in lieu of exercising the option. Upon exercise of an alternate appreciation right, the participant will receive an amount, payable in Common Stock, equal to the difference between the fair market value of the Common Stock as of the exercise date and the exercise price of the option related to the alternate appreciation right.

    --RESTRICTED STOCK. The Long-Term Stock Incentive Plan authorizes the Compensation Committee to grant restricted stock to individuals with such restrictions as the Compensation Committee may designate.

    --PERFORMANCE UNITS. The Long-Term Stock Incentive Plan authorizes the Compensation Committee to grant performance units to individuals based on performance criteria established by the Compensation Committee.

    --PERFORMANCE SHARES. The Long-Term Stock Incentive Plan authorizes the Compensation Committee to grant performance shares to individuals based on performance criteria established by the Compensation Committee.

  AMENDMENT AND DISCONTINUANCE. The Long-Term Stock Incentive Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may be made which would (i) impair the rights of a participant under an award previously granted to him, without the participant's consent, except such an amendment made to comply with changes in law or stock exchange rules, (ii) increase the maximum number of shares of Common Stock which may be issued under the Long-Term Stock Incentive Plan (other than increases resulting from "Changes in Capitalization" described below), (iii) extend the period during which any award may be granted or exercised, or (iv) extend the term of the Long-Term Stock Incentive Plan, without stockholder approval.

  CHANGES IN CAPITALIZATION. The Long-Term Stock Incentive Plan provides that, in the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Compensation Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Long-Term Stock Incentive Plan, the maximum number of shares in respect of which options or other awards may be granted to any individual during its term, the number of shares of Common Stock subject to options previously granted, the exercise price of options previously granted, and any and all other matters deemed appropriate by the Compensation Committee.

  FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, alternate appreciation rights, restricted stock, performance units and performance shares. The laws governing tax aspects of awards are highly technical and are subject to change.

  --NONQUALIFIED OPTIONS AND ALTERNATE APPRECIATION RIGHTS. Upon the grant of a nonqualified option (with or without an alternate appreciation right), the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or an alternate appreciation right, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the alternate appreciation right, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers and directors of the Company), such ordinary income will not be realized until the end of such period, if any, during which a sale of such shares could subject the optionee to suit under Section 16(b), and will be measured by the fair market value of the stock at that time, unless such optionee elects under Section 83(b) of the Code to realize ordinary income at the time of exercise, measured by the fair market value of the stock at that time. The precise application of the foregoing deferral of income rule under applicable rules adopted by the SEC under Section 16 of the Exchange Act is not entirely clear. It appears likely, however, that realization of income will no longer be deferred, at least unless the optionee has other matching purchases of stock during the six-month period prior to the exercise of the option, and perhaps not even then. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

  --INCENTIVE STOCK OPTIONS. An optionee who is granted an ISO would not recognize taxable income either on the date of grant or on the date of its timely exercise, although the exercise of an ISO would be an item of tax preference income potentially subject to the alternative minimum tax. Upon disposition of the Common Stock acquired upon exercise of an ISO, capital gain or loss would be recognized in an amount equal to the difference between the sale price and the option exercise price, provided the optionee has not disposed of the Common Stock within two years of the date of grant and within one year from the date of exercise. When a optionee exercises an ISO, the Company would not generally be entitled to a tax deduction. However, if the optionee disposes of stock acquired through exercise of such an option before meeting the required holding period, the optionee must generally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, and the Company would be entitled to a deduction equal to the amount of ordinary income recognized by the participant. If the holder of an ISO pays the exercise price, in full or in part, with previously acquired shares of Common Stock, no capital gain or loss is recognized upon the surrender of such shares.

  --RESTRICTED STOCK, PERFORMANCE UNITS AND PERFORMANCE SHARES. The federal income taxation of individuals who are awarded restricted stock, performance units or performance shares will depend upon the restrictions and limitations imposed on such awards by the Compensation Committee. During any periods that the awards are subject to substantial limitations or restrictions (for example, restricted shares which are awarded subject to a substantial risk of forfeiture), the individual receiving the award will not be subject to current federal income taxation. Concomitantly, during the period when the awards are subject to substantial limitations or restrictions, the Company will not be entitled to a compensation deduction. However, because the specific limitations and restrictions applicable to these awards are determined solely by the Compensation Committee and are not specified in the terms of the Long-Term Stock Incentive Plan, no specific discussion of their federal income tax consequences is possible. Please see the New Plan Benefits Table on page 32.

RESOLUTION CONSTITUTING PROPOSAL 3

  The resolution to approve the Long-Term Stock Incentive Plan is as follows:

     "RESOLVED, that as conditionally adopted by the Board of Directors, the PanAmSat Corporation Long-Term Stock Incentive Plan submitted to this Annual Meeting be and it is hereby approved."

  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE LONG-TERM STOCK INCENTIVE PLAN.

PROPOSAL 4

                     APPROVAL OF THE ANNUAL INCENTIVE PLAN

  The Board has adopted the PanAmSat Corporation Annual Incentive Plan (the "Annual Incentive Plan"), subject to the approval of the stockholders, to provide a reward and incentive to employees in managerial, staff or technical capacities who have contributed in the then-current fiscal year and, in the future, are likely to contribute to the success of the Company, and to enhance the Company's ability to attract and retain outstanding employees to serve in such capacities. The complete text of the Annual Incentive Plan is set forth in Exhibit B to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit B.

SUMMARY OF THE ANNUAL INCENTIVE PLAN

  The Company established the Annual Incentive Plan, effective as of January 1, 1997, subject to approval by the Company's stockholders. The Annual Incentive Plan is intended to satisfy specific requirements of Section 162(m) of the Code with respect to the payment of performance-based awards. The Annual Incentive Plan provides for the payment to eligible participants of annual incentive cash awards. The "plan year" is the Company's fiscal year, running from January 1 to December 31.

  To be eligible to participate in the Annual Incentive Plan, an individual must be: (i) an employee of the Company, (ii) recommended by the Chief Executive Officer of the Company and (iii) considered and approved by the Compensation Committee for participation in the Annual Incentive Plan.

  The Annual Incentive Plan provides a target bonus for all participants that is tied to pre-established corporate financial performance measures and goals designed to promote stockholder value creation. Performance measures which are not readily quantifiable may be considered in the computation of an Annual Incentive Plan award, but only to reduce such an award. The performance period with respect to which awards may be payable under the Annual Incentive Plan is generally the plan year, provided that the Compensation Committee has authority and discretion to designate different performance periods under the Annual Incentive Plan.

  Within the first ninety days of each plan year, the Compensation Committee approves or establishes in writing one or more performance goals or measures, a specific target objective or objectives with respect to such performance goals or measures, and an objective formula or method for compiling the amount of incentive compensation payable to each participant under the Annual Incentive Plan if the goals are attained.

  As soon as practicable after the end of the plan year, the Compensation Committee certifies in writing the extent to which participants have achieved the performance goals and standards for the plan year, including the specific target objectives and the satisfaction of any other material terms of the incentive awards, and the Compensation Committee calculates the amount of each participant's incentive award for the relevant period.

  Approved incentive awards are payable by the Company in cash to each participant, or to his or her estate in the case of death, as soon as practicable after the end of each performance period and after the Compensation Committee has certified in writing that the specified goals were achieved.

  An incentive award that would be payable but for the fact that the participant was not employed by the Company on the last day of the performance period is prorated, or not paid, in accordance with rules and regulations adopted by the Compensation Committee for the administration of the Annual Incentive Plan. In the event that a participant's employment with the Company terminates voluntarily or for cause, no portion of any target award will be paid. If termination is involuntary or on account of death, disability, or retirement, a pro rata award is paid within a reasonable period of time after the end of the fiscal year in which the termination occurs.

  The maximum amount of compensation payable under the Annual Incentive Plan during any performance period is $1 million for any participant in the Annual Incentive Plan. Please see the New Plan Benefits Table on page 32.

RESOLUTION CONSTITUTING PROPOSAL 4

  The resolution to approve the Annual Incentive Plan is as follows:

     "RESOLVED, that as conditionally adopted by the Board of Directors, the PanAmSat Corporation Annual Incentive Plan submitted to this Annual Meeting be and it is hereby approved."

  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ANNUAL INCENTIVE PLAN.

PROPOSAL 5

          APPROVAL OF THE RESTORATION AND DEFERRED COMPENSATION PLAN

  The Board has adopted the PanAmSat Corporation Restoration and Deferred Compensation Plan (the "Restoration and Deferred Compensation Plan"), subject to the approval of the stockholders, to allow senior managerial employees to defer current federal income taxation on amounts that would otherwise be currently taxable to them. A portion of the Restoration and Deferred Compensation Plan is intended to permit these individuals to defer, in conjunction with the PanAmSat Corporation Retirement Savings Plan (the "401(k) Plan"), the same aggregate maximum percentage of their total annual compensation as the Company's employees who are not subject to any of the contribution limitations imposed on the 401(k) Plan by certain provisions of the Code. The complete text of the Restoration and Deferred Compensation Plan is set forth in Exhibit C to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit C.

SUMMARY OF THE RESTORATION AND DEFERRED COMPENSATION PLAN

  ELIGIBILITY. The Company established the Restoration and Deferred Compensation Plan, effective as of January 1, 1997, for the benefit of a select group of management and highly compensated employees. To participate in the Restoration and Deferred Compensation Plan, an employee must have been selected by the Compensation Committee and recommended for such participation by the President and Chief Executive Officer of the Company. The Restoration and Deferred Compensation Plan is administered by the Compensation Committee, which is responsible for interpreting, enforcing and administering its terms.

  RESTORATION FEATURE. If a participant has elected to make the maximum deferral election under the 401(k) Plan which is permitted under the Code and the terms of the 401(k) Plan, he or she may elect to defer an additional amount under the "restoration" portion of the Restoration and Deferred Compensation Plan. This amount will be up to 16% (for both plans in the aggregate) of his or her total base salary and bonus, without regard to the $160,000 limit (in 1998) on annual compensation which may be taken into account under the 401(k) Plan, the $30,000 limit (in 1998) on annual additions to the accounts of a participant under the 401(k) Plan and the $10,000 per year limit (in 1998) on a participant's elective deferrals under the 401(k) Plan. The Restoration and Deferred Compensation Plan also provides for a dollar-for-dollar employer matching credit with respect to these deferrals, capped (for both this plan and the 401(k) Plan in the aggregate) at 4% of the participant's annual base salary and bonus. These matching credits are fully "vested" (i.e., they are nonforfeitable obligations of the Company). The deferral period for amounts attributable to the restoration feature that are eligible for employer matching credits will be until termination of employment, unless one of the "in service" distribution options described under "Plan Distributions," below, is elected. The deferral period for any amounts attributable to the restoration feature which are not eligible for employer matching credits will generally be the period selected by the participant (e.g., 5 years, 10 years, retirement age).

  DEFERRED COMPENSATION FEATURE. Under the terms of the Restoration and Deferred Compensation Plan, participants are also eligible to defer receipt of up to 50% of base salary and up to 80% of their bonuses in excess of a specified dollar amount (which may be zero). The deferral period will generally be the period selected by the participant with each deferral election (e.g., 5 years, 10 years, retirement age). These deferral amounts are also fully vested.

  DISCRETIONARY COMPANY CREDITS. The Restoration and Deferred Compensation Plan also provides for discretionary credits which may be made by the Company, in its sole discretion, to the account balances of participants. The deferral period for amounts attributable to these discretionary credits will be until termination of employment, unless one of the "in service" distribution options described under "Plan Distributions," below, is elected. The vesting of these credits and any "earnings" attributable to them will be determined in the sole discretion of the Company.

  INTEREST RATE CREDITS ON ACCOUNTS. All deferrals and employer matching credits will be credited periodically in accordance with rates set, from time to time, by the Compensation Committee, in its sole discretion. In no event will deferrals and matching credits be credited with an interest rate of less than 100% of Moody's Corporate Bond Index rate.

  PLAN DISTRIBUTIONS. The Restoration and Deferred Compensation Plan permits in-service withdrawals of vested amounts to be made at any time for any reason. If such a withdrawal is made, however, 10% of the amount withdrawn is forfeited and the participant is not permitted to make future deferrals for the remainder of that "plan year" (generally, the calendar year) and the subsequent plan year. The 10% early withdrawal penalty does not apply in the case of a hardship withdrawal based on sudden and unforeseen financial emergencies, although the same cessation of deferral rules apply as for withdrawals not attributable to financial emergencies.

  Generally, in the case of retirement, death or disability prior to retirement, or any other termination of employment a payment equal to 50% of the participant's vested account balance is made to the participant (or to the participant's beneficiary) in a lump sum as soon as administratively practicable. The remaining portion of the vested account balance is then distributed in a single sum as soon as administratively practicable after the January 1 immediately following the first distribution.

  The Restoration and Deferred Compensation Plan does not permit payments to be made to any participant in any year which would cause the Company to lose a deduction under Section 162(m) of the Code. Instead, such amounts are delayed until the loss of deduction would not be triggered.

  UNFUNDED STATUS; NON-TRANSFERABILITY OF BENEFITS. The Restoration and Deferred Compensation Plan is an unfunded plan. The Company, however, may establish a grantor trust to which it may contribute amounts in respect of the deferrals and credits under the Restoration and Deferred Compensation Plan. If such a trust is established, the assets of the trust will be subject to the claims of creditors if the Company becomes insolvent.

  The Restoration and Deferred Compensation Plan prohibits participants from voluntarily assigning or transferring in any way in advance of actual receipt, rights under the Restoration and Deferred Compensation Plan. Likewise, no part of the amounts payable to participants under the Restoration and Deferred Compensation Plan are transferable by operation of law.

RESOLUTION CONSTITUTING PROPOSAL 5

  The resolution to approve the Restoration and Deferred Compensation Plan is as follows:

     "RESOLVED, that as conditionally adopted by the Board of Directors, the PanAmSat Corporation Restoration and Deferred
     Compensation Plan submitted to this Annual Meeting be and it is hereby approved."

  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE RESTORATION AND DEFERRED COMPENSATION PLAN.

  The following table shows actual awards that were granted under the Long-Term Stock Incentive Plan and the Annual Incentive Plan and actual amounts contributed to the Restoration and Deferred Compensation Plan as such plans are currently in effect during the 1997 fiscal year (i) on behalf of Mr. Landman, Ms. Saralegui, Mr. Brown, Mr. Heintz, Mr. Cuminale and Mr. Bednarek (the six executive officers named in the table on page 12, (ii) on behalf of all current executive officers of the Company as a group, (iii) on behalf of all current non-executive directors as a group, and (iv) on behalf of all employees of the Company (including all current officers who are not executive officers) as a group. Future awards under the Long-Term Stock Incentive Plan, the Annual Incentive Plan or future contributions to the Deferred Compensation Plan are not determinable at this time. The Company does not believe that the amount of awards granted or contributions made in 1997 would have been different if the Long-Term Stock Incentive Plan, the Annual Incentive Plan and the Restoration and Deferred Compensation Plan had been approved by the stockholders at the time such grants and contributions were made.

                            NEW PLAN BENEFITS TABLE

                                                                                    RESTORATION AND DEFERRED
                            LONG-TERM STOCK INCENTIVE PLAN    ANNUAL INCENTIVE PLAN    COMPENSATION PLAN
                         ------------------------------------ --------------------- ------------------------
NAME AND POSITION        DOLLAR VALUE ($)(1) NUMBER OF SHARES   DOLLAR VALUE ($)        DOLLAR VALUE($)
-----------------        ------------------- ---------------- --------------------- ------------------------
Frederick A. Landman....      1,571,250           93,750              464,000                3,824
Lourdes Saralegui.......        523,750           31,250              350,000                2,417
Carl A. Brown...........        523,750           31,250              250,000                1,614
Kenneth N. Heintz.......        419,000           25,000              185,000                    0
James W. Cuminale.......        209,500           12,500               87,000                    0
Robert A. Bednarek......        214,779           12,815               87,000                    0
Executive Group.........      3,462,029          206,565            1,423,000                7,856
Non-Executive Director
 Group..................         32,180              758                    0                    0
Non-Executive Officer
 Employee Group.........      6,206,228          370,300            3,172,814                2,171

--------
(1) Other than with respect to restricted shares issued to the Non-Executive Director Group under the Long-Term Stock Incentive Plan, the Dollar Value for PanAmSat options is determined using the Black-Scholes option pricing model based on the following assumptions: (a) an expected option term of ten years; (b) a risk-free rate of return of 6.7%; (c) stock price volatility of 30%; and (d) a dividend yield of 0%. The Dollar Values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized by an optionee will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised. The Dollar Value of the restricted shares granted to the Non-Executive Director Group is the fair market value of such restricted shares on the date of grant.

                                 MISCELLANEOUS

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR ITS LAST FISCAL YEAR, INCLUDING ANY FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JAMES W. CUMINALE, ESQ., SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, PANAMSAT CORPORATION, ONE PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830. THE COMPANY WILL FURNISH ANY EXHIBITS TO FORM 10-K TO EACH STOCKHOLDER REQUESTING THEM UPON PAYMENT OF A FEE OF $.10 PER PAGE TO COVER THEIR COST.

  The cost of soliciting proxies will be paid by the Company. The Company has also arranged for reimbursement of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by directors, officers and employees of the Company, but such persons will not be specially compensated for such services.

              SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

  The Company's Bylaws contain procedures for stockholder nomination of directors and for other stockholder proposals to be presented before annual stockholder meetings. The Bylaws provide that any record owner of stock entitled to be voted generally in the election of directors may nominate one or more persons for election as a director at a stockholders' meeting only if written notice is given to the Secretary of the Company of the intent to make such nomination. The notice must be given not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such proposal or nomination.

  Notwithstanding the foregoing provisions, stockholders wishing to have a proposal included in the Company's proxy statement shall comply with the applicable requirements of the Exchange Act, and the rules and regulations thereunder and shall have the rights provided by Rule 14a-8 under such Act. In order to be eligible under Rule 14a-8 for inclusion in the Company's proxy statement and accompanying proxy at the next annual meeting of stockholders currently scheduled to be held on May 18, 1999, stockholder proposals must be received by the Company on or before December 18, 1998.

  A copy of the Bylaw provisions described above is available upon written request to James W. Cuminale, Esq., Senior Vice President, General Counsel and Secretary, PanAmSat Corporation, One Pickwick Plaza, Greenwich, Connecticut 06830. The person presiding at the meeting is authorized to determine if a proposed matter is properly before the meeting or if a nomination is properly made.

                                 OTHER MATTERS

  The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

                                          By Order of the Board of Directors

                                          James W. Cuminale
                                          Secretary

April 17, 1998

                                                                      EXHIBIT A

                             PANAMSAT CORPORATION
                        LONG-TERM STOCK INCENTIVE PLAN
                              ESTABLISHED IN 1997

                  (AS AMENDED AND RESTATED ON APRIL 9, 1998)

                                   ARTICLE I

                                    GENERAL

1.01. PURPOSE.

  The purposes of this Long-Term Stock Incentive Plan Established in 1997 (the "Plan") are to: (1) closely associate the interests of the employees, directors and independent contractors of PanAmSat Corporation and its subsidiaries (collectively referred to as the "Company") with the shareholders by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide employees, directors, leased employees and independent contractors with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

1.02. DEFINITIONS.

  For the purpose of this Plan the following definitions shall apply:

    (a) "Cause" means: (1) the intentional and continuing refusal of a Recipient to perform the duties or services for which the Recipient is compensated by the Company, (2) the Recipient is convicted of, pleads guilty to, or pleads no contest to, any criminal offense which, in the good faith determination of the Committee, will result, or has resulted, in material pecuniary harm to the Company or material harm to the reputation of the Company or (3) the Recipient engages in an illegal or fraudulent act or acts which, in the good faith determination of the Committee, will result or has resulted, in material pecuniary harm to the Company or material harm to the reputation of the Company.

    (b) "Disability" means any time during which the Recipient is unable substantially to discharge the responsibilities for which he is employed or, if not an employee, to render the services for which the individual receives compensation from the Company by reason of physical illness or incapacity, whether arising out of sickness, accident or otherwise, and must be evidenced by the written determination of a qualified medical doctor acceptable to the Committee and the award Recipient (or in the event of the Recipient's incapacity to designate a doctor, the Recipient's legal representative), which determination shall specify the date on which the Disability commenced and that it has continued uninterrupted for at least 180 days.

    (c) "Fair Market Value" as of any date and in respect of any share of Common Stock means the last trading price on such date or on the next business day, if such date is not a business day, of a share of Common Stock as reported by NASDAQ or the principal national securities exchange on which such shares are listed or admitted to trading provided that, if shares of Common Stock shall not have been traded on the NASDAQ or another principal national exchange for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

    (d) "Option" means a Nonqualified Stock Option or Incentive Stock Option.

    (e) "Option Price" means the purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option or Incentive Stock Option.

    (f) "Recipient" means any individual described in Section 1.04 hereof who has been granted an award of any type described in Section 1.05 hereof.

1.03. ADMINISTRATION.

  (a) The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") consisting of at least two persons. From and after the date (the "Registration Date") that the Company has a class of equity securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the "Act"), each such person shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Subject to the terms of the Plan, including, without limitation, Section
1.07 hereof, the Committee shall have the authority in its sole discretion and from time to time to:

    (i) designate the employees or classes of employees and other service providers, including directors and independent contractors to participate in the Plan from among the class(es) specified in 1.04;

    (ii) grant awards provided in the Plan in such form and amount as the Committee shall determine;

    (iii) impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate (other than with respect to a Recipient's exercise rights expressly set forth in the Plan);

    (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

    (v) delegate to individuals or entities such duties in the administration of the Plan as the Committee deems appropriate, except (x) with respect to the matters which under Section 162(m) of the Code and Treasury Regulation
  Section 1.162-27(e) are required to be determined or established by the Committee to qualify awards under the Plan as qualified performance-based compensation and (y) with regard to awards to Insiders, as defined in
  Section 1.07(a) hereof, and any other aspect relating to such awards.

  (c) No member of the Committee or the Board of Directors of the Company shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee and the Board of Directors of the Company for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

1.04. ELIGIBILITY FOR PARTICIPATION.

  Participants in the Plan shall be selected by the Committee from among the executive officers, other employees, directors, leased employees and independent contractors of the Company who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee may consider any factors it deems relevant, including without limitation the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.05. TYPES OF AWARDS UNDER PLAN.

  Awards under the Plan may be in the form of any one or more of the following:

    (i) Nonqualified Stock Options, as described in Article II;

    (ii) Incentive Stock Options, as described in Article III;

    (iii) Alternate Appreciation Rights, as described in Article IV;

    (iv) restricted stock, on such terms as the Committee may decide;

    (v) performance units, on such terms as the Committee may decide; and

    (vi) performance shares, on such terms as the Committee may decide.

1.06. AGGREGATE LIMITATION ON AWARDS.

  (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of common stock of the Company, par value of $.01 per share ("Common Stock"). The maximum number of shares of Common Stock which may be issued under the Plan shall be 7,456,140 shares. The maximum number of shares of Common Stock which may be issued to any Recipient under the Plan shall be 2,000,000.

  (b) Any shares of Common Stock subject to a Nonqualified Stock Option or Incentive Stock Option which for any reason is terminated, unexercised or expires shall again be available for issuance under the Plan.

  (c) During the period that any awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such awards for purposes of calculating the maximum number of shares of Common Stock available for the granting of future awards under the Plan.

1.07. SPECIAL LIMITATIONS APPLICABLE TO CERTAIN AWARDS.

  (a) Awards to Section 16 Recipients: Notwithstanding any other provision of this Plan to the contrary, no award granted under this Plan to a person who is subject to Section 16 of the Act (i.e., an "Insider") shall vest or be exercisable earlier than the day after the expiration of six (6) months from
(a) its date of grant or (b) in the case of an award of performance units or performance shares, the date that a final determination has been made that the award is payable, unless prior to the time of grant such award was approved by both the Committee and the Board of Directors of the Company.

  (b) Awards to Non-Employee Directors: Notwithstanding any other provision of this Plan to the contrary, no award may be granted to a director who is not an employee of the Company unless such award is granted by the Company's full Board of Directors.

1.08. EFFECT OF DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATIONS OF EMPLOYMENT ON RECIPIENTS.

  (a) Death or Disability of a Recipient: Upon the death or Disability of the Recipient during his employment with the Company (or, in the case of a non-employee, his performance of services for the Company), the Recipient may exercise any award which was exercisable on the date of death or Disability within one year of the termination due to death or Disability. After such one-year period, the award shall terminate. In the case of death, the award may be exercised by the Recipient's estate or by a person who acquires the right to exercise such award by bequest or inheritance or by reason of the death of the Recipient. In the case of Disability, the award may be exercised by the Recipient (or, if the participant is not capable, by his guardian or legal representative).

  (b) Retirement of a Recipient or Termination of a Recipient Without Cause:
Upon the termination of the employment of the Recipient by reason of retirement (or, in the case of a non-employee, upon the termination of services by reason of retirement) or upon the termination of the employment (or, in the case of a non-employee, the termination of services) of the Recipient by the Company without Cause, the Recipient may exercise any award which was exercisable on the date of termination of employment (or, in the case of a non-employee, the termination of services) within three months from the date of such termination of employment (or, in the case of a non-employee, the termination of services). After such three-month period, the award shall terminate.

  (c) Termination for Other Reasons: Except as provided in paragraphs (a) and
(b) above, upon the termination of the employment (or, in the case of a non-employee, termination of services) of the Recipient, all awards granted to the Recipient shall terminate.

1.09. EFFECTIVE DATE AND TERM OF PLAN.

  (a) The Plan shall become effective on the date it is adopted by the Committee, subject only to approval by the Board of Directors of the Company and the affirmative vote of the holders of a majority of the Common Stock.

  (b) No awards shall be made under the Plan after the tenth anniversary of the effective date of the Plan described in (a) above; provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                  ARTICLE II

                          NONQUALIFIED STOCK OPTIONS

2.01. AWARD OF NONQUALIFIED STOCK OPTIONS.

  The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares of Common Stock the number of shares of Common Stock ("Nonqualified Stock Options") allotted by the Committee. The date a Nonqualified Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02. NONQUALIFIED STOCK OPTION AGREEMENTS.

  The grant of a Nonqualified Stock Option shall be pursuant to a written Nonqualified Stock Option Agreement, executed by the Company and identifying the holder of a Nonqualified Stock Option (the "optionee"), in such form as the Committee may from time to time determine.

2.03. NONQUALIFIED STOCK OPTION PRICE.

  The Option Price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Nonqualified Stock Option is granted.

2.04. MANNER OF PAYMENT.

  Each Nonqualified Stock Option Agreement shall set forth the procedure governing the exercise of the Nonqualified Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the Option price for such shares and the applicable withholding taxes with (a) cash, (b) previously owned Common Stock or (c) a combination of cash and previously owned Common Stock. In addition, each Nonqualified Stock Option Agreement shall permit the optionee to pay the Option Price and any related withholding taxes through a cashless exercise program established by the Company or the Committee with a broker.

2.05. MANNER OF DELIVERY AND OPTIONEE RIGHTS.

  As soon as practicable after receipt of payment and applicable withholding taxes in connection with the exercise of a Nonqualified Stock Option, the Company shall deliver to the optionee a certificate or certificates for shares of Common Stock. The optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

2.06. EFFECT OF EXERCISE.

  The exercise of any Nonqualified Stock Option shall cancel that number of related Alternate Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Option.

                                  ARTICLE III

                            INCENTIVE STOCK OPTIONS

3.01. AWARD OF INCENTIVE STOCK OPTIONS.

  The Committee may from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any Plan participant who is an employee meeting the requirements of Section 422 of the Internal Revenue Code one or more Incentive Stock Options (intended to qualify as such under the provisions of section 422 of the Code ("Incentive Stock Options")) to purchase for cash or shares of Common Stock the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

3.02. INCENTIVE STOCK OPTION AGREEMENTS.

  The grant of an Incentive Stock Option shall be pursuant to a written Incentive Stock Option Agreement, executed by the Company and identifying the holder of an Incentive Stock Option (the "optionee"), in such form as the Committee may from time to time determine.

3.03. INCENTIVE STOCK OPTION PRICE.

  The Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% (110% in the case of a 10% shareholder, as provided by Section 422(b)(6) of the Code (a "Ten Percent Stockholder")) of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT.

  To the extent that the aggregate Fair Market Value (determined on the date the Option is granted) of Common Stock subject to an Incentive Stock Option granted to an optionee by the Committee (or by the Company or any of its parent or subsidiary corporations under any other plans) which are exercisable for the first time during any calendar year exceeds $100,000, the portion of the Incentive Stock Option exceeding this $100,000 limitation shall be treated as a Nonqualified Stock Option.

3.05. APPLICABILITY OF STOCK OPTIONS SECTIONS.

  Sections 2.04, Manner of Payment; 2.05, Manner of Delivery and Optionee Rights; and 2.06, Effect of Exercise, applicable to Nonqualified Stock Options, shall apply mutatis mutandis to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as if fully set forth herein and as if the word "Incentive" were substituted for the word "Nonqualified."

                                  ARTICLE IV

                         ALTERNATE APPRECIATION RIGHTS

4.01. AWARD OF ALTERNATE RIGHTS.

  Concurrently with the award of any Nonqualified Stock Option or Incentive Stock Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related alternate appreciation right ("Alternate Right"), permitting the optionee to be paid the appreciation on the shares underlying the Option in lieu of exercising the Option.

4.02. ALTERNATE RIGHTS AGREEMENT.

  Alternate Rights shall be pursuant to written agreements in such form as the Committee may from time to time determine.

4.03. EXERCISE.

  An optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment, in Common Stock (and cash, in the case of fractional shares), for the number of shares of Common Stock determined pursuant to Sections 4.04 and
4.05. Unless otherwise set forth herein, Alternate Rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

4.04. AMOUNT OF PAYMENT.

  The amount of payment to which an optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share or shares of Common Stock related to said Alternate Right on the exercise date exceeds the Option price related to said Alternate Right.

4.05. FORM OF PAYMENT.

  The number of shares (and fractional shares) to be paid shall be determined by dividing the amount of payment determined pursuant to Section 4.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise and payment to the Company of applicable withholding taxes, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock.

                                   ARTICLE V

                                 MISCELLANEOUS

5.01. GENERAL RESTRICTION.

  Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, the Committee may elect, in its sole discretion, not to consummate the award in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

5.02. NON-ASSIGNABILITY.

  No award under the Plan shall be assignable or transferable by the Recipient thereof, except by will or by the laws of descent and distribution, unless the Committee shall elect to permit such an assignment or transfer in its sole discretion. During the life of the Recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

5.03. WITHHOLDING TAXES.

  Whenever the Company proposes or is required to issue or transfer shares of Common Stock or other property under the Plan, the Company shall require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements relating to such issue or transfer prior to the delivery of any certificate or certificates for such shares or such other property. Alternatively, in the discretion of the Committee, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

5.04. RIGHT TO TERMINATE EMPLOYMENT.

  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall: (i) confer upon any participant the right to continue in the employment of the Company (ii) affect any right which the Company may have to terminate the employment of such participant, or (iii) in the case of a service provider, confer on them the right to continue to provide services to the Company.

5.05. NON-UNIFORM DETERMINATIONS.

  The determinations by the Committee and the Board of Directors of the Company under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

5.06. RIGHTS AS A SHAREHOLDER.

  The Recipient shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

5.07. LEAVES OF ABSENCE.

  Subject to the terms of the Plan, the Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the Recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment, or the termination of an arrangement to provide services, within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any Recipient who takes such leave of absence.

5.08. NEWLY ELIGIBLE PARTICIPANTS.

  Subject to the terms of the Plan, the Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee, director or service provider who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

5.09. ADJUSTMENTS.

  In any event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the maximum number of shares in respect of which options or other awards may be granted to any individual during the term of the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

5.10. AMENDMENT OF THE PLAN.

  (a) The Board of Directors of the Company may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

  (b) The Board of Directors of the Company may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, from and after the Registration Date, the Committee may not

(i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 5.09), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan, without shareholder approval. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, adversely affect his or her rights under an award previously granted to him or her.

                                  ARTICLE VI

                          NON-EXCLUSIVITY OF THE PLAN

  The adoption of the Plan by the Board of Directors of the Company shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board of Directors of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                                                                      EXHIBIT B

                             PANAMSAT CORPORATION
                             ANNUAL INCENTIVE PLAN

                     EFFECTIVE JANUARY 1, 1997, AS AMENDED

SECTION 1: PURPOSE OF THE PLAN

  The purposes of the PanAmSat Corporation Annual Incentive Plan (Plan) are
(1) to motivate and reward a greater degree of excellence and teamwork among the employees of PanAmSat, Inc. (PanAmSat) by providing incentive compensation award opportunities, (2) to provide attractive and competitive total cash compensation opportunities for exceptional corporate, organizational unit, and individual performance, (3) to reinforce the communication of PanAmSat's mission, objectives and goals, and (4) to enhance PanAmSat's ability to attract, retain, and motivate the highest caliber employees.

  The purposes of the Plan shall be carried out by the payment to eligible participants of annual incentive cash awards, subject to the terms and conditions of the Plan and (with certain limitations described below) the discretion of the Compensation Committee of the Board of Directors (Committee).

  The Plan also is intended to secure the full deductibility of incentive awards payable to the Company's Chief Executive Officer (CEO) and four highest compensated executive officers whose compensation is required to be reported in the Company's proxy statement (Covered Employees). All compensation payable under this Plan is intended to be deductible by PanAmSat under the Internal Revenue Code of 1986, as amended (Code).

SECTION 2: EFFECTIVE DATE, TERM, AND PLAN YEAR

  The Plan, as adopted by the Board of Directors (Board), is subject to the approval of the shareholders. If approved by the shareholders, it will continue in effect (as amended from time to time) until December 31, 2001.

  The Plan Year shall be the Company's fiscal year, running from January 1 to December 31.

  The performance period with respect to which awards may be payable under the Plan shall generally be the Plan Year, provided that the Committee shall have the authority and discretion to designate different performance periods under the Plan.

SECTION 3: ADMINISTRATION

  The Committee shall have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan and for the conduct of its business as the Committee deems advisable. This includes, without limitation, the authority to determine all matters relating to awards made under the Plan, including selection of award recipients and the terms, conditions, limitations, and restrictions applicable to any award.

  Except with respect to the matters which under (S)162(m) of the Code and Treasury Regulation (S)1.162-27(e) are required to be determined or established by the Committee to qualify awards under the Plan as qualified performance-based compensation, the Committee shall have the power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

  The Committee shall consist of two or more directors of the Company, all of whom shall be persons who qualify as "outside directors" as defined in
(S)162(m) of the Code. The Committee may rely on opinions, reports or statements of officers or employees of the Company and of Company counsel (inside or retained), public accountants, and other professional or expert advisors.

  The Committee reserves the right to amend or terminate the Plan in whole or in part at any time, including without limitation the terms of the performance criteria specified in the Plan, subject to ratification by the Board. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of (S)162(m) of the Code may be made by the Committee in its sole discretion. No amendment may be made to the class of individuals who are eligible to participate in the Plan, or the maximum bonus payable to any participant.

  No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost, expense, or liability arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

  The place of administration of the Plan shall be the State of Connecticut, and the validity, construction, interpretation, administration, and effect of the Plan and the rules, regulations, and rights relating to the Plan shall be determined in accordance with the laws of the State of Connecticut.

SECTION 4: ELIGIBILITY

  An individual shall be eligible to be a participant in the Plan if he or she satisfies the following criteria:

    . There exists a legal and bona fide relationship of employer and employee between PanAmSat and the individual, and

    . The individual is recommended by the CEO, and considered and approved by the Committee for participation in the Plan, or is included in the Plan under Administrative Guidelines adopted by the Committee.

  The determination of eligibility and participation in the Plan shall be made annually. Eligibility for or participation in the Plan in any given year shall not entitle any employee to be eligible for or to participate in the Plan in any other year.

SECTION 5: PERFORMANCE CRITERIA AND EVALUATION

  The Plan provides a target bonus for all participants that is tied to pre-established corporate financial performance measures and goals designed to promote shareholder value creation. Performance measures and goals may include, without limitation, one or more of the performance measures listed below, as defined by the Committee. Multiple performance measures may be used on an alternative or cumulative basis for awards. Performance measures and their relative weight may vary by employee group.

  Within the first ninety (90) days of each Plan Year (except the initial Plan
Year), the Committee will approve or establish in writing one or more performance goals or measures, a specific target objective or objectives with respect to such performance goals or measures, and an objective formula or method for computing the amount of incentive compensation payable to each participant under the Plan if the goals are attained. For any performance cycle that is less than 12 months, the performance measures and objectives will be established before 25% of the relevant performance period has elapsed. The maximum amount of compensation payable during any performance period is $1 million for any participant in the plan.

  Performance measures shall include any of the following:

                           GROUP A                                       GROUP B
                           -------                                       -------
 . Earnings before inter-  . Cash value added                   . Expense management
  est,
  taxes, depreciation,
  and
  amortization
 . Return on investment    . Economic value added               . Customer satisfaction
 . Return on net assets    . Earnings before interest and taxes . Quality
 . Return on invested      . Profit before taxes                . Human resources management
  capital
 . Return on equity        . Net operating profit after taxes   . Merger Transition
 . Backlog--value of       . Profit margin
  leases
  under contract before
  operation
 . Cash-flow return on     . Revenue growth
  investment

  Applicable measures (and goals with respect to each measure) for each performance period will be established by the Committee within 90 days after the beginning of the Plan Year (except for the initial Plan Year). The performance measures in Group B may be used only to reduce the amount of compensation that may be paid under this Plan.

  Measurement of all performance goals, measures, and awards shall be objectively determinable, although the Committee may exercise its discretion in making awards under this Plan to the extent that such discretion does not cause PanAmSat, under Section 162(m) of the Code, to lose the right to deduct all of the compensation paid under the Plan.

SECTION 6: DETERMINATION OF INCENTIVE AWARDS

  As soon as practicable after the end of the Plan Year, the Committee shall certify in writing the extent to which the Company and the participants have achieved the performance goals and standards for the Plan year, including the specific target objective(s) and the satisfaction of any other material terms of the incentive awards, and the Committee shall calculate the amount of each participant's incentive award for the relevant period.

  The Committee shall have no discretion to increase the amount of any participant's incentive award as so determined, but may reduce the amount of or completely eliminate such incentive award if it determines in its absolute and sole discretion that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors.

SECTION 7: PAYMENT OF AWARDS

  Approved incentive awards shall be payable by the Company in cash to each participant, or to his or her estate in the case of death, as soon as practicable after the end of each performance period and after the Committee has certified in writing that the specified performance goals were achieved.

  An incentive award that would be payable but for the fact that the participant was not employed by the Company on the last day of the performance period shall be prorated, or not paid, in accordance with rules and regulations adopted by the Committee for the administration of the Plan except that if: (a) a participant's employment with the Company terminates voluntarily (other than retirement) or for cause prior to the last day of the performance period, no portion of any target award will be paid; or (b) termination in the performance period is involuntary or on account of death, disability, or retirement, a pro rata award shall be paid within a reasonable period of time after the end of the fiscal year in which the termination occurs.

  If it is determined that a portion of any award under this Plan would not be deductible by the Company on account of Section 162(m) of the Code, if paid when it would otherwise become payable, payment of the nondeductible portion of the award shall be deferred until the first year(s) in which the payment will be deductible by the Company.

SECTION 8: MISCELLANEOUS

  Unsecured Obligation--A participant shall have no interest in any fund or specified asset of the Company. No trust fund shall be created in connection with the Plan or any award, and there shall be no required funding of amounts that may become payable under the Plan. Any amounts that are or may be set aside under the provisions of this Plan shall continue for all purposes to be part of the general assets of the Company, and no person or entity other than the Company shall, by virtue of the provisions of this Plan, have any interest in such assets. No right to receive payments from the Company pursuant to this Plan shall be greater than the right of any unsecured creditor of the Company.

  Non-assignability--No right or interest in the Plan or to an award is assignable, transferable, or subject to any lien or encumbrance, either directly or indirectly, by operation of law or otherwise, including levy, garnishment, attachment, pledge, or bankruptcy.

  No Right to Continued Employment--Participation in the Plan does not guarantee or create any right to continued employment by the Company and the Company reserves the right to dismiss any participant at any time. Participation in any one performance cycle does not guarantee participation in any other performance cycle.

  Tax Withholding--All awards to be paid under the Plan shall be subject to all applicable withholding taxes, including federal and state income taxes and employment taxes. The Company will withhold such taxes in accordance with applicable tax regulations.

  Binding on Successors--The obligations of the Company under this Plan shall be binding upon any organization that shall succeed to all or substantially all of the Company's assets; the term "Company" whenever used in this Plan shall mean and include such organization after the succession.

  Change-in-Control--In the event that the Company has a change-in-control, as that term is defined below, all participants in the Plan shall be entitled to receive a pro rata incentive award, calculated by multiplying the target incentive amount for each participant by a fraction, the numerator of which is the number of days in the performance period that preceded the change-in-control and the denominator of which is 365.

  A "Change of Control of the Company" shall be deemed to have occurred if any of the following has occurred:

    A. Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors, also shall be an Incumbent Director;

    B. The shareholders of the Company shall approve (i) any merger, consolidation or recapitalization of the Company or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than 80 percent of (a) the then outstanding common stock of the corporation surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Corporation"), (or of its ultimate parent corporation, if any), and (b) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any), or
  (ii) any plan or proposal for the liquidation or dissolution of the Company; or

    C. Any Person (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20 percent or more of the then outstanding shares of common stock of the Company ("Common Shares"); provided, however, that notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to have occurred for purposes of this Subparagraph C solely as the result of:

     (1) An acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases
   (i) the proportionate number of Common Shares beneficially owned by any Person to 20 percent or more of the Common Shares then outstanding;

     (2) An acquisition of securities directly from the Company except that this paragraph shall not apply to any conversion of a security that was not acquired directly from the Company.

  Definition of Terms--Each term or phrase used in the Plan that is not defined in the Plan shall have the same meaning as under the PanAmSat Corporation Long-Term Stock Incentive Plan Established in 1997.

                                                                      EXHIBIT C

                             PANAMSAT CORPORATION
                  RESTORATION AND DEFERRED COMPENSATION PLAN

                     EFFECTIVE JANUARY 1, 1997, AS AMENDED

                                    PURPOSE

  The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of PanAmSat Corporation, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1

                                  DEFINITIONS

  For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

    1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested Company Contribution Account balance and (iii) the vested Company Matching Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

    1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and annual or long term cash incentive plans, excluding stock options, and excluding compensation provided under the PanAmSat Corporation Annual Incentive Plan, and the PanAmSat Corporation Long Term Stock Incentive Plan Established in 1997.

    1.3 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

    1.4 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.7.

    1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and Annual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Article 6), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

    1.6 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

    1.7 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 7, that are entitled to receive benefits under this Plan upon the death of a Participant.

    1.8 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

    1.9 "Board" shall mean the board of directors of the Company.

    1.10 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

    1.11 "Committee" shall mean the Compensation Committee of the Company.

    1.12 "Company" shall mean PanAmSat Corporation, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business or stock.

    1.13 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

    1.14 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

    1.15 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.9 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m).

    1.16 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

    1.17 "Disability" shall mean any time during which the Participant is unable substantially to discharge the responsibilities for which he or she is employed by reason of physical illness or incapacity, whether arising out of sickness, accident or otherwise, and must be evidenced by the written determination of a qualified medical doctor acceptable to the Committee and the Participant (or in the event of the Participant's incapacity to designate a doctor, the Participant's legal representative), which determination shall specify the date on which the Disability commenced and that it has continued uninterrupted for at least 180 days.

    1.18 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

    1.19 "Employee" shall mean a person who is an employee of any Employer.

    1.20 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

    1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

    1.22 "401(k) Plan" shall mean the PanAmSat Corporation Retirement Savings Plan, as it may be amended or restated from time to time.

    1.23 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form (all of which may be incorporated into a single form as prescribed by the Committee), (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated.

    1.24 "Plan" shall mean the Company's Restoration and Deferred
  Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

    1.25 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

    1.26 "Plan Year" shall, except for the first Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

    1.27 "Retirement," "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after attainment of age 55 and completion of 6 Years of Service.

    1.28 "Termination Benefit" shall mean the benefit set forth in Section
  5.1.

    1.29 "Termination of Employment" shall mean the severing of employment with all Employers for any reason, including Retirement, Disability, and death.

    1.30 "Trust" shall mean one or more trusts which may be established pursuant to Article 12.

    1.31 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

    1.32 "Years of Service" shall mean the total number of full years of service for which a Participant is credited for vesting purposes under the 401(k) Plan, including years prior to the effective date of this Plan.

                                   ARTICLE 2

                      SELECTION, ENROLLMENT, ELIGIBILITY

  2.1 Selection. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee. From that group, the Committee, after recommendation of such Employees to the Committee by the President and Chief Executive Officer of the Company, shall select, in its sole discretion, Employees to participate in the Plan.

  2.2 Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Committee an Election Form, a Plan Agreement and any additional forms deemed necessary by the Committee, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

  2.3 Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the day the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

  2.4 Termination of Participation and/or Deferrals. If the Committee determines that a Participant shall no longer be permitted to participate, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                   ARTICLE 3

             DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITINQ/TAXES

  3.1 Restoration Deferrals. For each Plan Year in which a Participant has elected to defer the maximum amount which is permissible under the terms of the 401(k) Plan and the Code, such Participant may elect to defer an additional Restoration Deferral Amount, in a whole percentage of at least 1%, of Base Annual Salary and/or Base Annual Bonus; provided, however, that the total amounts deferred by the Participant pursuant to this Section 3.1 may not exceed 16% of the sum of his or her Base Annual Salary and Annual Bonus prior to giving effect to the deferral elections under this Section 3.1 and the 401(k) Plan. Subject to the elections available under
Article 4, the deferral period for all Restoration Deferral Amounts which are eligible for an Annual Company Matching Amount under Section 3.7 hereof shall be until Termination of Employment, unless otherwise expressly set forth in the Plan Agreement. Subject to the elections available under Article 4, the deferral period for any Restoration Deferral Amounts which are not eligible for an Annual Company Matching Amount under Section 3.7 hereof shall be the period expressly set forth in the Plan Agreement and/or Election Form.

  3.2 Minimum Non-Restoration Deferrals. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary in a whole percentage of at least 5% or in a stated dollar amount not less than $5,000, and Annual Bonus in a whole percentage of at least 5% or a stated dollar amount not less than $5,000; provided, however, that with respect to the first Plan Year, i.e., the 1997 calendar year, such minimums shall be 1% or a stated dollar amount not less than $1,000, rather than 5% and $5,000 respectively. If an election is made for less than stated minimum percentage or dollar amount, or if no election is made, the amount deferred shall be zero. Subject to the elections available under Article 4, the deferral period for all Non-Restoration Deferrals shall be the period expressly set forth in the Plan Agreement and/or Election Form.

  3.3 Maximum Non-Restoration Deferrals.

  (a) Base Annual Salary and Annual Bonus. For each Plan Year, a Participant may elect to defer, in increments of the minimum percentages or dollar amounts stated above, Base Annual Salary and Annual Bonus up to the following maximum percentages for each deferral elected:

                                                                         MAXIMUM
      DEFERRAL                                                           AMOUNT
      --------                                                           -------
      Base Annual Salary................................................    50%
      Annual Bonus......................................................    80%

  A Participant's election to defer Annual Bonus may specify that no deferral shall be made with respect to the amount of such Participant's Annual Bonus up to a dollar amount specified by the Participant, and that a specified percentage (up to 100%) shall be deferred to the extent that the Annual Bonus exceeds such specified dollar amount.

  (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, (i) the maximum Annual Deferral Amount, with respect to Base Annual Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) no deferral of the Annual Bonus for such Plan Year shall be permitted unless the Participant enrolls on a timely basis (as determined under Section 2.2) by submitting a Plan Agreement and Election Form to the Committee for acceptance on or before June 30 of such Plan Year. Notwithstanding the foregoing, solely with respect to the 1997 Plan Year, an enrollment election shall be deemed timely filed if it is filed on or prior to October 30, 1997.

  3.4 Election to Defer; Effect of Election Form.

  (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

  (b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new completed and signed election form to the Committee, in accordance with its rules and procedures (in accordance with Section 2.2 above) and accepted by the Committee. If no such Election Form is timely delivered for a Plan Year, then the Participant shall be deemed elected an Annual Deferral Amount of zero.

  (c) Cancellation of Election. Notwithstanding subsections (a) and (b), a Participant may cancel his or her Election Form at any time during the Plan Year. If such cancellation is delivered to the Committee on or before June 30 of a Plan Year, then deferrals from the Participant's Base Salary shall cease as soon as administratively feasible following the delivery of the cancellation, and no deferral of the Participant's Annual Bonus for such Plan Year shall be made. If such cancellation is delivered to the Committee on or after July 1 of a Plan Year, then deferrals from the Participant's Base Salary shall cease as soon as administratively feasible following the delivery of the cancellation, but deferral of the Participant's Annual Bonus for such Plan Year shall be made as set forth in the Participant's Election Form notwithstanding the cancellation. If a Participant cancels his or her Election Form, then the Participant shall not be entitled to complete a new Election Form for the Plan Year in which such cancellation occurred or the immediate subsequent Plan Year. Accordingly, no further deferral shall be allowed for the Plan Year in which such cancellation occurred, and no deferral shall be allowed for the immediately subsequent Plan Year.

  3.5 Withholding of Annual Deferral Amounts. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

  3.6 Annual Company Contribution Amount. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the day selected by the Committee, in its sole discretion. The Committee may announce a separate vesting schedule or other separate rules concerning vesting to be applicable to the Annual Company Contribution Amount for any Plan Year or Plan Years; the announcement of such separate vesting schedule or rules shall be made on or prior to the date the Annual Company Contribution Amount for a Plan Year is announced. Subject to the elections available under
Article 4, the deferral period for all Annual Company Contribution Amounts shall be until Termination of Employment, unless otherwise expressly set forth in the Plan Agreement.

  3.7 Annual Company Matching Amount. A Participant's Annual Company Matching Amount for any Plan Year shall be equal to 100% of the Participant's Restoration Deferral Amount for such Plan Year; provided, however, that the sum of such Annual Company Matching Amount and any Employer matching contributions under the 401(k) Plan may not exceed an amount equal to 4% of the sum of the Participant's Base Annual Salary and Annual Bonus. The Annual Company Matching Amount shall be credited from time to time during the Plan Year as of the dates the related amounts deferred are withheld from compensation. Subject to the elections available under Article 4, the deferral period for all Annual Company Matching Amounts shall be until Termination of Employment, unless otherwise expressly set forth in the Plan Agreement.

  3.8 Vesting. A Participant shall at all times be 100% vested in his or her Deferral Account, Company Matching Contribution Account and Company Contribution Account, except as set forth in any announcement under Section
3.6 with respect to an Annual Company Contribution Amount.

  3.9 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited to a

Participant's Account Balance, at rates set from time to time in the sole discretion of the Committee. Notwithstanding the foregoing, in no event shall the rate credited to a Participant's Account Balance be less than 100% of Moody's Corporate Bond Index Rate, determined as of the first business day of the Plan Year. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust (if any); the Participant shall at all times remain an unsecured creditor of the Company.

  3.10 FICA and Other Taxes.

  (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.10.

  (b) Company Matching Amounts. For each Plan Year in which a Participant is credited with an Annual Company Matching Amount, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the Participant's Company Matching Account in order to comply with this
Section 3.10.

  3.11 Taxation of Distributions. The Participant's Employer(s), or the trustee of the Trust, if any, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, if any, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust, if any.

                                   ARTICLE 4

           UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION

  4.1 Withdrawal Payout/Suspensions for Unforeseeable Financial
Emergencies. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made in a lump sum within 90 days of the date of approval. If a Participant's petition under this section is approved, then the Participant shall not be entitled to complete a new Election Form for the Plan Year in which the payout to the Participant occurs or the immediate subsequent Plan Year. Accordingly, no further deferral shall be allowed for the Plan Year in which such payout occurred, and no deferral shall be allowed for the immediately subsequent Plan Year. The payment of any amount under this Section 4.1 shall not be subject to the Deduction Limitation.

  4.2 Early Withdrawal. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw any or all of his or her Account Balance (other than amounts attributable to that portion of the Restoration Deferrals described in Section 3.1 which are eligible for an Annual Company Matching Amount), calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance (or the applicable portion thereof) calculated as if there had occurred a Termination of Employment as of the day of the election. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 90 days of his or her election. Once the Withdrawal Amount is paid, then deferrals from the Participant's Base Salary shall cease as soon as administratively feasible. The Participant shall not be entitled to complete a new Election Form for the Plan Year in which such withdrawal occurs, or the immediate subsequent Plan Year. Accordingly, no further deferral shall be allowed for the Plan Year in which such withdrawal occurred, and no deferral shall be allowed for the immediately subsequent Plan Year. The payment of any amount under this Section
4.2 shall be subject to the Deduction Limitation.

                                   ARTICLE 5

                      TERMINATION BENEFIT; LAYOFF BENEFIT

  5.1 Termination Benefit. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment.

  5.2 Payment of Termination Benefit. The Termination Benefit shall be paid in two installments. The first such installment shall be in an amount equal to 50% of the Participant's vested Account Balance at the time of his Termination of Employment and shall be paid as soon as practicable to the Participant or to his or her Beneficiary if the Participant is not then living. The second installment shall be an amount equal to the remaining vested portion of the Participant's Account Balance and shall be paid to the Participant (or to the Participant's Beneficiary, if the Participant is not then living) as soon as administratively practicable after the January 1 immediately following the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 6

                               DISABILITY WAIVER

  6.1 Waiver of Deferral. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

  6.2 Return to Work. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the next Plan Year following his or her return to employment provided he or she continues to be eligible to participate in the Plan.

                                   ARTICLE 7

                            BENEFICIARY DESIGNATION

  7.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

  7.2 Beneficiary Designation; Change. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

  7.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

  7.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 7.1, 7.2 and 7.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

  7.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

  7.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 8

                               LEAVE OF ABSENCE

  8.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.4.

  8.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 9

                    TERMINATION, AMENDMENT OR MODIFICATION

  9.1 Termination. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, except as otherwise provided in this Section 9.1, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their vested Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum.

  9.2 Amendment. Except as otherwise provided in this Section 9.2, the Company may, at any time, amend or modify the Plan in whole or in part by the action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum.

  9.3 Plan Agreement. Despite the provisions of Sections 9.1 and 9.2, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

  9.4 Effect of Payment. The full payment of the benefit under Articles 4 or 5 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                  ARTICLE 10

                                ADMINISTRATION

  10.1 Committee Duties. This Plan shall be administered by the Company's Compensation Committee. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan and eligibility for benefits hereunder, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

  10.2 Delegation. In the administration of this Plan, the Committee may, from time to time, employ agents (who may be Participants) and delegate to them such duties as it sees fit (including exercise, on behalf of the Committee, and decision, including discretionary decisions, reserved to the Committee under this Plan or under law) and may from time to time consult with counsel who may be counsel to any Employer. Unless the Committee provides otherwise, persons to whom duties have been delegated may themselves delegate such duties to other persons.

  10.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

  10.4 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

  10.5 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                  ARTICLE 11

                         OTHER BENEFITS AND AGREEMENTS

  The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                  ARTICLE 12

                                     TRUST

  12.1 Establishment of Trust. The Company may establish a Trust, and each Employer may at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts, and Company Matching Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

  12.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

  12.3 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

  12.4 Investment of Trust Assets. The trustee of the Trust, if any, shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

                                  ARTICLE 13

                                 MISCELLANEOUS

  13.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

  13.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

  13.3 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

  13.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

  13.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

  13.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary. Failure to cooperate in good faith by a Participant or his or her Beneficiary shall absolve the Company of any and all liability to such Participant or Beneficiary with respect to the Plan.

  13.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

  13.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

  13.9 Governing Law. The provisions of this Plan shall be construed and interpreted according to federal law, except to the extent that federal law is not preempted, this Plan shall be construed and interpreted according to the laws of the State of Connecticut without regard to its conflicts of laws principles.

  13.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

      Compensation Committee
      PanAmSat Corporation
      One Pickwick Plaza
      Greenwich, CT 06830

  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

  Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

  13.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

  13.12 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

  13.13 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

  13.14 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

  13.15 Distribution in the Event of Taxation.

  (a) In General. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made in a lump sum within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

  (b) Trust. If the Trust, if any, terminates and benefits are distributed from the Trust to a Participant in accordance with such termination, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

  13.16 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, if any, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, if any, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance. If a Participant fails or refuses to comply with the preceding sentence, he or she shall cease to be a participant hereunder and shall immediately forfeit his or her entire Company Contributions Account and Company Matching Account; provided, however, that Participants who submit to such medical examinations and otherwise supply information reasonably requested but are denied insurance coverage shall not forfeit any Account Balances nor cease Plan participation.

                                                                      1396-PS-98

PANAMSAT CORPORATION      1998 ANNUAL
                          MEETING OF
                          STOCKHOLDERS


                          THE ST. REGIS HOTEL
                          2 EAST 55TH STREET
                          NEW YORK, NEW YORK
                          MONDAY, MAY 4, 1998
                          9:30 A.M.

                                  DETACH HERE

                                     PROXY

                              PanAmSat Corporation

                         PROXY/VOTING INSTRUCTION CARD

Proxy Solicited on Behalf of the Board of Directors of PanAmSat Corporation for
                       the Annual Meeting on May 4, 1998

            The undersigned hereby constitutes and appoints James W. Cuminale and Kenneth N. Heintz and each of them, true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated below, all of the shares of common stock of PanAmSat Corporation held of record by the undersigned on March 16, 1998, at the Annual Meeting of Stockholders to be held at The St. Regis Hotel at 2 East 55th Street in New York, New York, on Monday, May 4, 1998, at 9:30 a.m. (local time) and at any adjournments thereof, on all matters coming before said meeting. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

            You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. However, the Proxies cannot vote your shares unless you SIGN AND RETURN THIS CARD.
                                           -------------------------

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                SIDE

          Your vote is important to us!

          Please follow these steps to ensure that your proxy is properly executed and returned in time to be counted:

          1. Mark your vote for Proposals 1 through 5 in one of the three boxes to the right of each Proposal.

          2. Sign below in the space provided, exactly as your name appears on the form. Joint owners should each sign. Also enter the date.

          3. Tear off at perforation and mail the completed card with signature(s) in the enclosed reply envelope to:

                                      PanAmSat Corporation
                                      Proxy Services
                                      Boston EquiServe
                                      P.O. Box 9381
                                      Boston, MA  02205-9381

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY YOU. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    ____________________________________________________________________________
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.
    ____________________________________________________________________________

                                                   FOR      WITHHOLD
                                                   ALL      FROM ALL
                                                 NOMINEES   NOMINEES

1.  Election of Directors                          [_]       [_]
    Nominees:  Ms. Austin, and Messrs. Smith,
    Costello, Dorfman, Hightower, Hoak,
    Landman, Noski and Wright

    [_] FOR, EXCEPT individual nominee(s)
        whose name(s) is written below:_________




                                                   FOR      AGAINST   ABSTAIN

2.  Elect Deloitte & Touche LLP independent        [_]       [_]        [_]
    accountants for 1998.

3.  To approve the adoption of the PanAmSat        [_]       [_]        [_]
    Corporation Long-Term Stock Incentive Plan established in 1997.

4.  To approve the adoption of the PanAmSat        [_]       [_]        [_]
    Corporation Annual Incentive Plan.

5.  To approve the adoption of the PanAmSat        [_]       [_]        [_]
    Corporation Restoration and Deferred
    Compensation Plan.
                                                  MARK HERE FOR            [_]
                                                 ADDRESS CHANGE
                                                 AND NOTE AT LEFT



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